================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       REDLINE PERFORMANCE PRODUCTS, INC.
-------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
-------------------------------------------------------------------------
Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:      N/A

    (2) Aggregate number of securities to which transactions applies:        N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

    (4) Proposed maximum aggregate value of transaction:                     N/A

    (5) Total fee paid:                                                      N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:                                             N/A

    (2)  Form, Schedule or Registration Statement No.:                       N/A

    (3)  Filing Party:                                                       N/A

    (4)  Date Filed:                                                         N/A

================================================================================

                       REDLINE PERFORMANCE PRODUCTS, INC.

                             ----------------------

                                2510 COMMERCE WAY
                             VISTA, CALIFORNIA 92081

                                                                 [_______], 2004

Dear Redline Performance Products, Inc. Shareholder:

      On September 10, 2004, Redline Performance Products, Inc. will hold its Annual Meeting of Shareholders. On behalf of the board of directors, I am pleased to invite you to join us so that we can report to you on Redline's progress and discuss the outlook for the fiscal year ending March 31, 2005. The meeting will be held at [_________], and is scheduled to begin at [__:00 p.m.] Minneapolis, Minnesota time (Central Daylight Savings Time).

      At the Annual Meeting, you will be asked to vote on the following proposals:

      (1) To elect the directors nominated by your board of directors;

      (2) To authorize the issuance of a number of shares of Common Stock in excess of 20% of the number of shares of such stock that are currently outstanding, at a price per share less than the market price as of the date of issuance, in connection with the Company's effort to raise up to $7 million in a financing transaction;

      (3) To ratify the audit committee's appointment of Virchow, Krause & Company, LLP as our Certified Independent Public Accountants for the fiscal year ending March 31, 2005; and

      (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

      These proposals are described in the attached proxy statement, which you should read carefully. Your board of directors recommends that you vote in favor of each proposal. Your vote is important, regardless of the number of shares that you own. Whether or not you plan to attend the meeting, it is important that your shares be represented.

      To ensure your representation at the meeting in the event you cannot attend, you are urged to complete and return a proxy as soon as possible. Shareholders may vote, sign, date and return the enclosed proxy in the postage-prepaid envelope provided. Please see the proxy statement for additional details. Shareholders attending the meeting may vote in person, even if they have returned a proxy.

      On behalf of the board of directors, I would like to express our appreciation for your continued interest in Redline Performance Products, Inc. We look forward to seeing you at the Annual Meeting.

                                         Sincerely,

                                         Mark A. Payne

                                         Chief Executive Officer

                       REDLINE PERFORMANCE PRODUCTS, INC.

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               -------------------

To the Shareholders of Redline Performance Products, Inc.:

      The 2004 Annual Meeting of the shareholders of Redline Performance Products, Inc. (the "Company") will be held at [**____________________________**] on September 10, 2004, at [__:00 p.m.]
Minneapolis, Minnesota time (Central Daylight Savings Time), for the following purposes:

      1. To elect six members of the board of directors of the Company, to serve for a one-year term expiring at the 2005 Annual Meeting of Shareholders;

      2. To authorize the issuance of a number of shares of Common Stock in excess of 20% of the number of shares of such stock that are currently outstanding, at a price per share less than the market price as of the date of issuance, in connection with the Company's effort to raise up to $7 million in a financing transaction;

      3. To ratify the audit committee's appointment of Virchow, Krause & Company, LLP as the Company's Certified Independent Public Accountants for the fiscal year ending March 31, 2005; and

      4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Shareholders of record at the close of business on July 21, 2004 will be entitled to vote at the Annual Meeting, whether in person or by proxy. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the principal offices of the Company.

                                              By Order of the Board of Directors

                                              Chris B. Rodewald

                                              Secretary

2510 Commerce Way
Vista, California 92081
[___________, 2004]

TO ENSURE YOUR REPRESENTATION AT THE MEETING IN THE EVENT YOU CANNOT ATTEND, YOU ARE URGED TO RETURN A PROXY AS SOON AS POSSIBLE. SHAREHOLDERS MAY VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. PLEASE SEE THE PROXY STATEMENT FOR ADDITIONAL DETAILS. SHAREHOLDERS ATTENDING THE MEETING MAY VOTE IN PERSON, EVEN IF THEY HAVE RETURNED A PROXY.

                                TABLE OF CONTENTS

General Description of This Proxy Statement.........................................................      1
Voting Securities, Quorum and Vote Required.........................................................      1
       Proxies......................................................................................      2
           Voting Your Proxy........................................................................      2
           How to Vote Your Proxy...................................................................      2
           Revoking Your Proxy......................................................................      2
           Voting In Person.........................................................................      2
       Proxy Solicitation...........................................................................      3
       Delivery of Proxy Materials and Annual Report to Households..................................      3
PROPOSAL NO. 1 - ELECTION OF DIRECTORS..............................................................      3
       General......................................................................................      3
       Information Concerning Nominees and Directors................................................      4
SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT..............................................      5
       Ownership by Management......................................................................      5
       Ownership of Other Shareholders..............................................................      6
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS............................................................      6
CORPORATE GOVERNANCE................................................................................      7
       Director Compensation .......................................................................      7
       Board Meetings and Actions...................................................................      7
       Committees of the Board of Directors.........................................................      7
           Audit Committee..........................................................................      7
           Compensation Committee...................................................................      7
           Nominating Committee.....................................................................      7
       Code of Ethics...............................................................................      8
       Certain Relationships and Related Transactions...............................................      8
       Section 16 Beneficial Ownership Reporting Compliance.........................................     10
AUDIT COMMITTEE REPORT..............................................................................     10
PROPOSAL NO. 2 - AUTHORIZE ISSUANCE AND SALE OF MORE THAN 20% OF COMPANY'S
       AUTHORIZED SHARES IN FINANCING TRANSACTION...................................................     11
       Background of the Financing Transaction......................................................     11
       Summary of the Financing Transaction.........................................................     11
       Use of Proceeds..............................................................................     12
       Necessity for Shareholder Approval...........................................................     13
       Impact of the Financing Transaction on the Company's Existing Shareholders...................     13
       Impact of the Failure to Obtain Shareholder Approval of the Financing Transaction............     14
       Terms of the Convertible Debenture Documents.................................................     14
       Dissenter's Rights...........................................................................     15
       Required Vote................................................................................     15
       Board Recommendation.........................................................................     15
       Note Regarding Forward-Looking Statements....................................................     16
PROPOSAL NO. 3 - RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT
OF VIRCHOW, KRAUSE & COMPANY, LLP AS OUR CERTIFIED INDEPENDENT PUBLIC
ACCOUNTANTS FOR 2004................................................................................     16
       General......................................................................................     16
EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION.................................................     17
       Executive Compensation.......................................................................     17
SUMMARY COMPENSATION TABLE..........................................................................     18
       Employment Agreements........................................................................     18
       Option Grants in Last Fiscal Year............................................................     19
       Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.......................     19
EQUITY COMPENSATION PLANS...........................................................................     20
       Description of the 2000 Stock Option Plan....................................................     20

       Description of the Amended and Restated 2001 Non-Employee Director Stock Option Plan...........    22
       Limitations on Liability and Indemnification...................................................    22
OTHER MATTERS.........................................................................................    23
SHAREHOLDER PROPOSALS.................................................................................    24
ANNUAL REPORT AND FORM 10-KSB.........................................................................    24

[APPENDIX A] - SECURITIES PURCHASE AGREEMENT (INCLUDING FORM OF DEBENTURE AND
       FORM OF WARRANT)

                       REDLINE PERFORMANCE PRODUCTS, INC.

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 10, 2004

GENERAL DESCRIPTION OF THIS PROXY STATEMENT

      This proxy statement is furnished to holders of shares of common stock, par value $0.01 per share, ("Common Stock") of Redline Performance Products, Inc. (the "Company"), as of the close of business on July 21, 2004 (the "Record Date"), in connection with the board of directors' solicitation of the enclosed proxy for the Annual Meeting. A shareholder giving a proxy may revoke it at any time prior to the Annual Meeting by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting and voting in person, or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to such revocation. This proxy statement was first mailed to shareholders on or about [________,] 2004.

VOTING SECURITIES, QUORUM AND VOTE REQUIRED

      Only holders of record of Company Common Stock as of the close of business on the Record Date, are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 5,661,473 shares of Common Stock outstanding, constituting all of the outstanding voting securities of the Company. Shareholders are entitled to one vote for each share of Common Stock held as of the Record Date.

      A quorum of shareholders is necessary to hold a valid Annual Meeting. A quorum will exist at the Annual Meeting if the holders of a majority of the number of shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting, but who have abstained from voting or not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting, will be counted as present for purposes of establishing a quorum.

      To be elected as a director at the Annual Meeting (Proposal No. 1), each nominee for election must receive a plurality of the votes cast by the shareholders present in person or represented by proxy at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to authorize the issuance of a number of shares of Common Stock in excess of 20% of the number of shares of such stock that are currently outstanding at a price per share less than the market price as of the date of issuance in connection with the Company's effort to raise up to $7 million in financing transaction (Proposal No. 2). The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to ratify the audit committee's appointment of Virchow, Krause & Company, LLP as the Company's Certified Independent Public Accountants for fiscal year 2005 (Proposal No. 3).

      Shares represented by proxies which are marked "WITHHELD" with regard to the election of directors (Proposal No. 1) will be excluded entirely from the vote on directors and will have no effect.

      Shares represented by proxies which are marked "ABSTAIN" with regard to authorization of the issuance of shares of Common Stock in excess of 20% of the number of such shares outstanding (Proposal No. 2) will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a negative vote because approval of that proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

      Shares represented by proxies which are marked "ABSTAIN" with regard to ratification of the appointment of Virchow, Krause & Company, LLP as the Company's Certified Independent Public Accountants for fiscal year 2004 (Proposal No. 3) will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a negative vote because approval of that proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

      A broker "non-vote" occurs when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners at least ten days before the meeting and do not have discretionary voting authority to vote those shares on a particular matter. In that case, the shares covered by such a "non-vote" proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote required for approval of such matter.

PROXIES

      Voting Your Proxy. By executing and returning the proxy, you are authorizing Mark A. Payne and Kent H. Harle to represent you and vote your shares at the meeting according to your instructions.

      You may vote in person at the Annual Meeting or by proxy. Whether or not you plan to attend the meeting, we recommend that you vote your shares by proxy. Submitting your proxy card will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

      If you sign and return your proxy card in time for it to be voted at the Annual Meeting, your shares will be voted as you have directed on the proxy card. If you sign and return your proxy card in time for it to be voted at the Annual Meeting but do not indicate how your shares are to be voted with respect to Proposal No. 1, Proposal No. 2 or Proposal No. 3, your shares will be voted FOR such proposal(s).

      The board of directors knows of no matters, other than Proposal Nos. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Shareholders, to be presented at the Annual Meeting. If any other matter is properly presented at the Annual Meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies.

      How to Vote Your Proxy. You may vote by proxy by completing, signing, dating and returning your proxy card by mail in the enclosed envelope. If you hold your shares through a broker, you should provide written instructions to your broker on how to vote your shares. Proposal No. 1 and Proposal No. 3 are routine matters and, accordingly, your broker will be permitted to vote your shares on these proposals without instruction from you. As a result, if you do not provide your broker with instructions on how to vote your shares for Proposal No. 1 or Proposal No. 3, your broker may vote your shares in a different manner with respect to those proposals than you would have voted if you had provided instructions. Proposal No. 2 is not a routine matter and your broker may not vote your shares unless you provide voting instructions.

      Revoking Your Proxy. You may revoke your proxy before it is voted by:

      -     sending in a new proxy with a later date;

      - notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

      -     voting in person at the Annual Meeting.

      Voting In Person. If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring to the Annual Meeting a proxy from your nominee authorizing you to vote your "street name" shares held as of the Record Date.

PROXY SOLICITATION

      This solicitation is made on behalf of our board of directors and we will bear the costs of the solicitation. Proxies may be solicited by telephone, fax or personal interview by the directors, officers and employees of the Company, who will not receive additional compensation for the solicitation. The Company may engage one or more third party consultants to solicit proxies on behalf of the Company. The costs of any such consultants will be born by the Company. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT TO HOUSEHOLDS

      The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company's Annual Report and this proxy statement.

      If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

      Beneficial owners who reside at a shared address at which a single copy of the Company's Annual Report and this proxy statement is delivered may obtain a separate Annual Report and/or proxy statement without charge by sending a written request to: REDLINE PERFORMANCE PRODUCTS, INC., 2510 Commerce Way, Vista, California 92081, Attention: Investor Relations, or by calling the Company at (760) 599-1003. The Company will promptly deliver an Annual Report and proxy statement upon request.

      Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternately, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

GENERAL

      Pursuant to our First Amended and Restated Bylaws, as amended (the "Bylaws"), all of our directors are elected at each Annual Meeting of Shareholders. Each director elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until the director's successor is duly elected and qualified, or until the director's earlier resignation or removal. The Bylaws provide that the number of directors shall be fixed from time to time by a majority of the board of directors. Currently, the number of directors has been fixed at seven directors.

      Shareholders may withhold authority to vote for the entire slate of directors as nominated or, by indicating an individual nominee in the space provided on the proxy card, may withhold the authority to vote for any individual nominee. Instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer votes. If any nominee is unable to serve or for good cause will not serve as a director, such shares will be voted for the election of such substitute nominee as the board of directors may designate. Each person nominated for election has agreed to serve if elected, and the board of directors has no reason to believe that any nominee will be unavailable to serve.

      The names of the nominees for directors nominated by your board of directors and presented for consideration by the shareholders, all of whom are incumbent directors, their ages, the year in which they became directors of the Company, and certain other information about them are set forth below. None of the corporations or other organizations referred to below with which a nominee for director has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

      Mark A. Payne - age 44. Mr. Payne has been our Chief Executive Officer since June 2004. He has held the positions of President and Chief Financial Officer since September 2002. Mr. Payne has been a director of the Company since November 2002. From September 1999 to June 2002, Mr. Payne was Chief Financial Officer of Agiliti, Inc., a privately-held information technology outsourcing company based in Minneapolis, Minnesota. From April 1998 to September 1999, Mr. Payne was the sole principal and owner of Capital Growth Strategies, LLC, a financial consulting firm based in Minneapolis, Minnesota that provided management, financing and other assistance to start-up and emerging companies. From August 1996 to April 1997, Mr. Payne served as Chief Financial Officer and from May 1997 to February 1998, he served as President, of Famous Dave's of America, Inc., a publicly-held company based in Minneapolis, Minnesota that operates a chain of barbeque-style restaurants. Mr. Payne is based in our Minnesota office. Pursuant to his employment agreement, we have appointed Mr. Payne to the board of directors and will continue to nominate him to be a director as long as he is an executive officer.

      Kent H. Harle - age 37. Mr. Harle has been our Vice President of Product Development since June 2004. Mr. Harle has been a director since our inception in December 1999. Previously, Mr. Harle served as our Chief Executive Officer, from May 2000 to June 2004, our President, from our inception in December 1999 to September 2002, and our Chief Financial Officer, from our inception in December 1999 to June 2001. From December 1997 to December 1999, Mr. Harle was the Vice President of Business and Product Development for TMAG Industries, Inc., a Vista, California-based vehicle design and commercial lighting company operated and partly-owned by Mr. Harle and Mr. Rodewald. Mr. Harle is based in our California office.

      David G. Mell - age 57. Mr. Mell has been a director since December 2000. Since January 2001, Mr. Mell has been a consultant to and an investor in early stage companies based in Minnesota. From May 1999 to December 2000, he served as the President and Chief Operating Officer of Fieldworks, Inc., a publicly-held manufacturer of durable mobile computing products based in Minneapolis, Minnesota, now operating under the name of Kontron Mobile Computing, Inc. He also served as Chief Executive Officer of Fieldworks from July 1999 through November 2000. From January 1996 to December 1998, he was Vice President of Business Processes for Imation Corp., a St. Paul, Minnesota-based publicly-held data storage and information management company spun off from 3M Corporation in 1996.

      Stanley R. Herman - age 49. Mr. Herman has been a director since March 2003. Since February 2003, Mr. Herman has been a partner and Chief Executive Officer of F2 Intelligence Group, a strategic consulting firm based in Minneapolis, Minnesota. From August 1999 to January 2003, Mr. Herman was the President of Johnson Grossfield, Inc., a private consumer marketing firm based in Minneapolis, Minnesota focused on businesses which utilize franchise and dealer networks. From September 1998 to August 1999, Mr. Herman was a Managing Director at Goldsmith, Agio & Helms, an investment banking firm based in Minneapolis, Minnesota.

      Michael Degen - age 60. Mr. Degen has been a director since March 2003. Since May 2002, he has been the President and Chief Executive Officer of Nortech Systems Incorporated, a publicly-held manufacturer of wire harnesses, cable assemblies, electronic sub-assemblies, and printed circuit board assemblies based in Minneapolis, Minnesota. Mr. Degen has been a director of Nortech Systems Incorporated since May 1998. From April 2001 to March 2002 he was a Senior Manager of SSI Worldwide, a technology consulting company. From August 1997 to December 2000, Mr. Degen was the Managing Director, Worldwide Operations, of The Toro Company, a publicly-held manufacturer of lawn mowers, snow throwers and other products based in Minneapolis, Minnesota. From January 1995 to July 1997, he was the Managing Director, Worldwide Parts, of The Toro Company.

      Robert J. Korkowski - age 63. Mr. Korkowski has been a director since July 2003. Mr. Korkowski has been retired since 1996. From 1989 to 1996, Mr. Korkowski was Senior Vice President of Finance and a Director of Opus Corporation, a privately-held real estate developer and construction company. From 1986 to 1989, Mr. Korkowski was the Vice President and Chief Financial Officer of National Computer Systems, Inc., a publicly-held information systems company. Mr. Korkowski is a director of Valuevision Media, Inc., a publicly-held direct marketing company based in Minneapolis, Minnesota.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                 ELECTION OF EACH OF THE NOMINEES NAMED ABOVE AS
                            DIRECTORS OF THE COMPANY.

                              SECURITY OWNERSHIP OF
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of July 21, 2004 by each director of the Company, each nominee for director, each executive officer named in the Summary Compensation Table and all executive officers and directors as a group. As of July 21, 2004, there were 5,661,473 shares of Common Stock outstanding. Except as otherwise indicated, the named beneficial owner has sole voting and investment powers with respect to the shares held by such beneficial owner.

                             OWNERSHIP BY MANAGEMENT

                                               NUMBER OF SHARES OF      PERCENTAGE OF
                                                   COMMON STOCK          BENEFICIAL
              NAME AND ADDRESS                  BENEFICIALLY OWNED        OWNERSHIP
              ----------------                 --------------------     -------------
 Mark A. Payne(1)...........................         105,000                 1.8%
 Kent H. Harle(2)...........................         380,293                 6.7%
 Chris B. Rodewald(3).......................         390,294                 6.9%
 David G. Mell(4)...........................          92,836                 1.6%
 Stanley R. Herman(5).......................          15,000                   *
 Michael J. Degen(6)........................          15,000                   *
 Robert J. Korkowski(7).....................          15,000                   *
 Clyde Fessler(8)...........................          15,000                   *
 Directors and Officers as a Group
  (eight persons)(9)........................       1,028,423                17.4%

-------------------
* Represents less than 1% of the outstanding shares of our Common Stock.

(1) Mr. Payne's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Payne consist of options to purchase 105,000 shares of our Common Stock.

(2) Mr. Harle's address is c/o Redline Performance Products, Inc., 2510 Commerce Way, Vista, California 92081. The shares beneficially owned by Mr. Harle include: (i) 367,793 shares of our Common Stock and (ii) options to purchase 12,500 shares of our Common Stock.

(3) Mr. Rodewald's address is c/o Redline Performance Products, Inc., 2510 Commerce Way, Vista, California 92081. The shares beneficially owned by Mr. Rodewald include: (i) 367,794 shares of our Common Stock and (ii) options to purchase 22,500 shares of our Common Stock.

(4) Mr. Mell's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Mell include: (i) 30,000 shares of our Common Stock; (ii) options to purchase 33,334 shares of our Common Stock; and (iii) warrants to purchase 29,502 shares of our Common Stock.

(5) Mr. Herman's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Herman consist of options to purchase 15,000 shares of our Common Stock.

(6) Mr. Degen's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Degen consist of options to purchase 15,000 shares of our Common Stock.

(7) Mr. Korkowski's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Korkowski consist of options to purchase 15,000 shares of our Common Stock.

(8) Mr. Fessler's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Fessler consist of options to purchase 15,000 shares of our Common Stock.

(9)   Includes shares described in notes (1) through (8) above.

                         OWNERSHIP OF OTHER SHAREHOLDERS

      The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of July 21, 2004 by each person known to the Company who then beneficially owned more than 5% of the outstanding shares of Common Stock. Except as otherwise indicated, the named beneficial owner has sole voting and investment powers with respect to the shares held by such beneficial owner.

                                     NUMBER OF SHARES OF COMMON
                                               STOCK                  PERCENTAGE OF BENEFICIAL
         NAME AND ADDRESS                BENEFICIALLY OWNED                  OWNERSHIP
         ----------------            --------------------------       ------------------------
Perkins Capital Management, Inc.(1)        322,169                              5.6%

----------

(1) The address of Perkins Capital Management, Inc. is 730 East Lake Street, Wayzata, Minnesota 55391. Share information is furnished in reliance on the Schedule 13G dated February 2, 2004, filed with the SEC by Perkins Capital Management Inc. and includes: 202,169 shares of our Common Stock and warrants to purchase 120,000 shares of our Common Stock. Richard W. Perkins is a control person of Perkins Capital Management, Inc., Perkins Capital Management, Inc. and Richard W. Perkins disclaim beneficial ownership of all shares.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      In addition to Messrs. Payne and Harle, who are executive officers and directors of the Company, set forth below is certain information concerning a non-director employee who serves as an executive officer of the Company. Our executive officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. None of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

      Chris B. Rodewald - age 35. Mr. Rodewald has been a Vice President since our inception in December 1999 and became our Vice President of Sales and Marketing in May 2000. He also serves as our Secretary and has served in that capacity from December 1999 to August 2001 and since October 2001. Mr. Rodewald also served as a director from our inception in December 1999 to December 2002. From December 1997 to December 1999, Mr. Rodewald was the Vice President of Sales and Marketing for TMAG Industries, Inc., a Vista, California-based vehicle design and commercial lighting company owned and operated by Mr. Rodewald and Mr. Harle. Mr. Rodewald is based in our California office.

                              CORPORATE GOVERNANCE

DIRECTOR COMPENSATION

      Compensation for directors is comprised of cash and stock options. Each director receives $1,000 for attending meetings of our board of directors and $500 for attending committee meetings, provided that no director will be paid more than $1,000 for any day, regardless of the number and type of meetings attended. In addition, pursuant to our Amended and Restated 2001 Non-Employee Director Stock Option Plan, we grant to each non-employee director an option to purchase 30,000 shares of Common Stock upon becoming a director and an option to purchase 5,000 shares annually during the term of each director's service. The Company reimburses directors for expenses incurred in connection with serving on our board of directors.

      A description of the Amended and Restated 2001 Non-Employee Director Stock Option Plan and of the stock options to be awarded to directors, can be found under the caption "Equity Compensation Plans - Amended and Restated 2001 Non-Employee Director Stock Option Plan," below.

BOARD MEETINGS AND ACTIONS

     During the fiscal year ended March 31, 2004, the board of directors of the Company held seven meetings, and acted by unanimous written consent on six occasions. Each of our directors attended 75% percent or more of the meetings of the board of directors and any committee on which they served during the fiscal year ended March 31, 2004. The Company encourages, but does not require, directors to attend the Company's annual meeting of shareholders. Five directors attended the 2003 annual meeting of shareholders.

      The board of directors has established two committees, the audit committee and the compensation committee. The Company does not have a nominating committee. The composition and function of the audit and compensation committees, and the number of meetings held during the fiscal year ended March 31, 2004, are described below.

COMMITTEES OF THE BOARD OF DIRECTORS

      Audit Committee. The audit committee for the fiscal year ended March 31, 2004 consisted of Robert Korkowski, who served as chairman, and Michael Degen, each of whom was determined by the board of directors to be an independent director and to be qualified as an "audit committee financial expert," as defined under applicable securities laws and the American Sock Exchange listing standards. The audit committee has the responsibility to engage our independent auditors and to review and discuss with the auditors the scope of examination, their proposed fee and the overall approach to the audit. The audit committee also reviews our annual financial statements with the auditors and our management, and oversees the establishment and maintenance of our internal accounting controls. The audit committee also reviews transactions between us and our directors or officers. The audit committee held four meetings during the fiscal year ending March 31, 2004.

      Compensation Committee. The compensation committee consists of David Mell, who serves as chairman, and Stanley Herman, each of whom is an independent director. In accordance with our compensation committee charter, the compensation committee is responsible for establishing our compensation philosophy, recommending executive officer compensation and establishing executive officer performance goals. The committee also administers our 2000 Stock Option Plan, and is authorized to grant options under this plan. During the fiscal year ended March 31, 2004, the compensation committee held two meetings, and acted by unanimous written consent on two occasions.

      Nominating Committee. The Company does not have a nominating committee and does not have a written nominating committee charter. The Company believes that it is appropriate for all members of the board of directors to consider whether the size and composition of the board is appropriate in the context of the Company's current business operations and to suggest changes when deemed appropriate.

      Nomination by the Board. Priorities and emphasis by members of the board of directors may change from time-to-time due to changes in business operations or industry trends relative to the portfolio of skills and experience of current and prospective board members. Although the board has not established any specific minimum criteria or qualifications that a nominee must possess, generally a diversity of factors such as age, general business experience, leadership and understanding and achievement in technology, manufacturing, marketing or finance are considered in the nomination process. Consideration of new board nominee candidates typically involves internal discussions, identification of potential candidates and interviews with selected candidates. In general, candidates for nomination to the board are suggested by board members, our officers and employees or business associates.

      Nomination by the Shareholders. In accordance with our bylaws, any shareholder who is entitled to vote on the election of directors at an annual or special meeting of our shareholders is also entitled to nominate a candidate for election to the board of directors. In order for a shareholder nomination to be effective under our Bylaws, the notice must be in writing and be delivered to our Corporate Secretary at least 90 days prior to the first anniversary of the date of our last annual meeting. (In the event that any annual meeting date is more than 30 days before or after the first anniversary of the date of our last annual meeting, or in the event of a special meeting of shareholders where directors will be elected, the written notice must be received by the Company at least 90 days before the actual meeting date, or if received less than 90 days before the actual meeting date, the notice must be received within 10 days of the first public announcement of the actual meeting date.) In accordance with our Bylaws, the written shareholder notice must include: (a) the name of the nominee, (b) all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, (c) the nominee's written consent to be named in the proxy statement and, if elected, to serving as a director, (d) the name of the nominating shareholder, (e) the nominating shareholder's address and (e) the number and class of shares which are beneficially owned by the nominating shareholder.

CODE OF ETHICS

      We have adopted a Code of Business Conduct and Ethics that applies to all our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, Controller and other individuals designated by the Controller. These individuals are required to abide by the Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the audit committee or the independent members of the board of directors.

      The full text of our Code of Business Conduct and Ethics is published on our web site, at www.1redline.com, under the "investor" and "corporate governance" captions. We intend to disclose future amendments to, or waivers from, provisions of our Code of Business Conduct and Ethics on our web site, and in reports required to be filed with the SEC, within the time periods required by applicable securities laws and regulations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      A. On March 8, 2000, we entered into an Asset Purchase Agreement among our Company, Kent Harle, Chris Rodewald, William Savage and TMAG Industries, Inc. Kent Harle is our Chief Executive Officer and a director. Chris Rodewald is our Vice President of Sales and Marketing. TMAG Industries, Inc. is been wholly-owned and managed by Kent Harle, Chris Rodewald and William Savage. Pursuant to the agreement, we purchased technology from Kent Harle, Chris Rodewald and William Savage, as well as the snowmobile-related assets of TMAG Industries, Inc.

      In connection with the transfer, the Company executed certain promissory notes and assumed certain obligations of TMAG Industries, Inc. One of the promissory notes was in the original principal amount of $114,727 and related to a bank loan obtained by TMAG Industries, Inc. for the benefit of our Company. Repayment of the note was guaranteed by Kent Harle and Chris Rodewald. The note accrued interest at the annual rate of 6%. As of March 31, 2002, we included in our liabilities the $114,727 owed by TMAG Industries, Inc. to two banks. We have assumed the liabilities owed to the two banks. As of March 31, 2003, the balance of the indebtedness was approximately $85,771, of which $49,822 was guaranteed by Kent Harle and Chris Rodewald. We repaid this amount in full in May 2003, with proceeds from the initial public offering. We have not paid any compensation to Kent Harle or Chris Rodewald for their guarantees.

      B. We have entered into employment agreements with Mark Payne, Kent Harle and Chris Rodewald, our executive officers. For a description of the employment agreements, see "Summary Compensation Table - Employment Agreements."

      C. Kent Harle and Chris Rodewald have guaranteed the repayment of a line of credit with a bank. The aggregate amount of the line of credit is $50,000 and the balance was $49,409 as of March 31, 2004. We have not paid any compensation to Kent Harle or Chris Rodewald for their guarantees.

      D. As of March 31, 2003, we owed Kent Harle and Chris Rodewald an aggregate total of approximately $205,038. The amount owed to Kent Harle consisted of $45,000 in accrued but unpaid salary and $21,130 in unpaid expenses. The amount owed to Chris Rodewald consisted of $48,462 in accrued but unpaid salary and $90,446 in unpaid expenses. We repaid all of Mr. Harle's accrued but unpaid salary and unpaid expenses with proceeds from the initial public offering. We repaid Mr. Rodewald's unpaid expenses with proceeds from the initial public offering.

      E. We are party to a lease agreement for a building located in Vista, California. Pursuant to the terms of the lease agreement, Kent Harle and Chris Rodewald have agreed to jointly and severally guarantee the payment of amounts owed by us. Neither Kent Harle nor Chris Rodewald have received any compensation for their guaranty of the lease.

      F. In 2002, David Mell, a director, guaranteed the repayment of portions of two term loans provided to us by a bank. The aggregate total of the amount guaranteed by David Mell was $34,000. As compensation for the guarantees and extensions thereof, we granted to Mr. Mell warrants to purchase an aggregate of 8,168 shares of Common Stock at a price of $3.75 per share. We repaid the term loans on October 15, 2002.

      G. During the fiscal years ended March 31, 2002 and 2003, we engaged David Mell, a director, to provide consulting services to our Company. Mr. Mell provided consulting services on his usual and customary terms. On December 10, 2002, Mr. Mell converted the entire amount owed to him, $56,250, into 15,000 shares of our Common Stock. Also on that date, the Company and Mr. Mell terminated the consulting agreement.

      H. In August 2002, we issued a promissory note to an entity for which Perkins Capital Management, Inc. has voting authority. Perkins Capital Management, Inc. beneficially owns more than 5% of our Common Stock. The entity made a loan to us in the amount of $50,000. The promissory note accrued interest at an annual rate of 10%. We repaid the promissory note in October 2002. In connection with this loan, we granted to the entity a warrant to purchase 5,000 shares of our Common Stock at a per share exercise price of $3.75.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who beneficially own more than ten percent of the Company's class of Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's Common Stock with the Securities and Exchange Commission. Officers, directors and persons owning more than ten percent of the Company's Common Stock are required to furnish the Company with copies of all such reports. To the Company's knowledge, based on a review of copies of such reports furnished to the Company and, if applicable, written representations from its officers and directors that no other reports were required, during the fiscal year ended March 31, 2004, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and persons owning beneficially more than ten percent of the Common Stock were complied with on a timely basis, except that Chris Rodewald, an executive officer, filed late one notice of change in beneficial ownership.

                             AUDIT COMMITTEE REPORT

      The audit committee reports to and acts on behalf of the board of directors by providing oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements,
(3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal auditors and the Company's independent auditor. The audit committee is comprised of two directors, both of whom meet the standards of independence adopted by the Securities and Exchange Commission and the American Stock Exchange.

      In performing our oversight responsibilities, we have reviewed and discussed the audited financial statements of the Company for the year ended March 31, 2004 with management and with representatives of Virchow, Krause & Company, LLP, the Company's independent auditors.

      We also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90. We have received from the Company's independent auditors the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with audit committees, and discussed with the independent auditors their independence. We are satisfied that the non-audit services provided to the Company by the independent auditors are compatible with maintaining their independence.

      In reliance on the reviews and discussions referred to in this report, and subject to the limitations of our role, we recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2004.

                                                   AUDIT COMMITTEE
                                                   Robert Korkowski
                                                   Michael Degen

                                 PROPOSAL NO. 2
           AUTHORIZE ISSUANCE AND SALE OF MORE THAN 20% OF COMPANY'S OUTSTANDING SHARES OF COMMON STOCK AT BELOW-MARKET PRICES

BACKGROUND OF THE FINANCING TRANSACTION

      As described in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on June 29, 2004, which report is incorporated herein by reference, the Company has only a nominal amount of cash available to fund operations and is experiencing a significant working capital deficiency and will need financing to continue operations. The Company's capital requirements will depend on numerous factors including, but not limited to, its ability to complete design and engineering modifications to its snowmobile in a timely manner, enter into agreements with vendors to obtain parts while deferring the payment of amounts owed to these vendors, maintain floor plan financing for its dealers on acceptable terms, reduce the cost of producing snowmobiles, efficiently consolidate its operations into a smaller number of locations, and raise capital.

      The Company continues to evaluate its short-term and long-term financing options, which may include selling debt or equity securities and obtaining debt financing from banks or other third parties. However, there can be no assurance that the Company will be able to obtain the necessary amount of capital on acceptable terms. The Company has no committed sources or arrangements for additional financing.

SUMMARY OF THE FINANCING TRANSACTION

      The Company is seeking approval to raise up to $7 million by selling Common Stock or securities convertible or exercisable into Common Stock at prices that are below the market price of the Company's Common Stock. The Convertible Debenture Financing and the Proposed Equity Financing are collectively referred to as the "Financing Transaction." The Company is requesting the shareholders to approve the Convertible Debenture Financing and the Proposed Equity Financing as a single transaction (i.e., the Financing Transaction"). The Company is making this request because the two financings are part of a single plan of financing.

      The Company is attempting to raise up to $2 million by selling 6% convertible subordinated debentures due June 30, 2006 and warrants to purchase shares of Common Stock. This placement is referred to as the "Convertible Debenture Financing." The terms of the Convertible Debenture Financing are described in detail below. If the Company raises $2 million in the Convertible Debenture Financing, assuming shareholder approval, the maximum number of shares of Common Stock, or securities convertible or exercisable into Common Stock, the Company may issue in the Convertible Debenture Financing will be up to 2,500,000, which will consist of up to 2,000,000 shares issuable upon the conversion of up to $2,000,000 in principal at a price equal to $1.00 per share and up to 500,000 shares issuable upon exercise of warrants having an exercise price equal to $1.50 per share. This total does not include shares issuable upon conversion, at the election of the debenture holder, of interest at a price equal to $1.00 per share. Whether such shares and warrants will be issued at a discount to the market price and the amount of the discount will depend upon the market price of the Company's Common Stock at the time the Company's shareholders approve the transaction. This Proxy Statement does not constitute an offer to sell or the solicitation of an offer to buy the securities.

      Secondly, the Company intends to raise the balance of the up to $7 million by selling Common Stock, or securities convertible or exercisable into Common Stock on terms not currently known. This placement is referred to as the "Proposed Equity Financing." The maximum number of shares of Common Stock, or securities convertible or exercisable into Common Stock, that the Company may issue in the Proposed Equity Financing will depend upon the dollar amount raised by the Company in the Convertible Debenture Financing, and the market price of the Company's Common Stock on the date the Company sells securities in the Proposed Equity Placement. Common Stock, or securities convertible or exercisable into Common Stock, to be issued in the Proposed Equity Financing may be issued at a discount not to exceed 60% of the then-current market value of the Common Stock. Determination of the market value of the Company's Common Stock must comply with the requirements of the American Stock Exchange. The terms of the securities to be issued in the Proposed Equity Financing, including any dividend rates, conversion prices, voting rights, redemption prices and other matters, will be determined by the Company's board of directors.

      The Financing Transaction must be completed not later than the date 90 days from the date the Company receives shareholder approval, provided that the Company may extend such period for up to 45 days with the consent of the American Stock Exchange. Further authorization for the issuance of the securities in the Financing Transaction by a vote of shareholders will not be solicited prior to such issuance, unless otherwise required under applicable law.

      Except for the terms of the Convertible Debenture Financing, which are described below, the Company has not established terms of the Proposed Equity Financing, other than the aggregate amount of the financing ($7 million less the amount of the Convertible Debenture Financing) and the maximum amount of the discount from the market price of the Company's Common Stock (60%). The Company is asking for the flexibility to issue such shares on terms as may be determined to be appropriate by the Company's board of directors from time to time.

USE OF PROCEEDS

      Under the Company's current operating plan, net proceeds of the Financing Transaction will be used for purchases of inventory, payment of production-related accounts payable and expenses, payment of interest, sales and marketing, financing-related expenses and working capital.

      The allocation of proceeds will be based on the Company's assumptions concerning the timing of receipt of proceeds in the Financing Transaction, the Company's business objectives, finances and other matters. If current assumptions are not accurate, or other unforeseen conditions or opportunities affecting the Company's business arise, there could be material changes to the Company's operational expectations. Therefore, the Company could find it advisable to allocate the proceeds of the Financing Transaction in a manner different from that described below.

NECESSITY FOR SHAREHOLDER APPROVAL

      Companies listed on AMEX are required to comply with the AMEX Listing Standards, Policies and Requirements, including Section 713 thereof ("AMEX Rule 713"). In particular, AMEX Rule 713 requires listed companies to obtain shareholder approval prior to issuing common stock (or securities convertible or exercisable into common stock) in a private financing at a price less than the greater of book or market value of the common stock, where the number of shares of common stock to be issued (or issuable upon conversion or exercise) is or will be greater than twenty percent of the common stock or voting power of the company outstanding prior to the issuance.

      The Company has 5,661,473 shares of Common Stock outstanding. The shares of Common Stock to be issued in the Convertible Debenture Financing will be sold at a per share price of $1.00 and shares of Common Stock issuable upon exercise of warrants in the Convertible Debenture Financing will have an exercise price of $1.50 per share. Because the market price of the Company's Common Stock could fluctuate through the date of the Annual Meeting, these issuances could be at above-market or below-market prices, depending on the then-current market price of the Company's Common Stock. The maximum number of shares that the Company will issue in the Proposed Equity Financing will depend upon the amount raised by the Company in the Convertible Debenture Financing, and the market price of the Company's Common Stock on the date the Company sells securities in the Proposed Equity Placement.

      The total number of shares of Common Stock issued or issuable by the Company in the Financing Transaction will be well in excess of the 20% threshold based on the number of shares currently outstanding. The Company's shareholders must, therefore, vote in favor of the Financing Transaction in order for the Company to consummate the Financing Transaction.

IMPACT OF THE FINANCING TRANSACTION ON THE COMPANY'S EXISTING SHAREHOLDERS

      Effect of Actual or Potential Future Stock Issuance Below Market Price. As a result of the Financing Transaction, the Company will issue a substantial number of shares of its Common Stock, or securities convertible or exercisable into Common Stock, at a per share price below the current market price of the Common Stock. The issuance of Common Stock and Common Stock issuable upon exercise of warrants or conversion of other securities could have a depressive effect on the market price of the Company's Common Stock by increasing the number of shares of Common Stock outstanding. Such downward pressure could encourage short sales by certain investors, which could place further downward pressure on the price of the Common Stock.

      Dilution. As a result of the Financing Transaction, the number of shares of outstanding Common Stock will increase substantially and significantly dilute the ownership interests and proportionate voting power of the existing shareholders. Exercise of the warrants and anti-dilution adjustments to the exercise price of the warrants could further dilute the ownership interests and voting power of existing shareholders.

      Certain Purchasers May Become Significant Shareholders. As a result of the Financing Transaction, one or more persons could become the beneficial owner of a substantial amount of the Company's Common Stock and, as such, will have significant voting power with respect to its shares and be able to exert substantial influence over the

Company's business and affairs if they choose to do so. Any such person or persons will likely to be able to affect the outcome of all matters brought before the shareholders, including the election of all directors and the approval of mergers and other business combination transactions.

      Future Stock Issuances Could Effect a Change of Control of the Company. As a result of the Financing Transaction, the Company could issue a number of shares of Common Stock, or rights to acquire Common Stock, which exceeds the current number of shares of Common Stock outstanding. This would result in a change in the persons having control of the Company. The persons acquiring control would have significant voting power and be able to control the Company's business and affairs if it chooses to do so. Any such person or persons will determine the outcome of all matters brought before the shareholders, including the election of all directors and the approval of mergers and other business combination transactions.

IMPACT OF THE FAILURE TO OBTAIN SHAREHOLDER APPROVAL OF THE FINANCING
TRANSACTION

      If the Financing Transaction is not approved by the shareholders, the Company will need to try promptly to obtain an alternative source of financing. There can be no assurances that the Company would be able to obtain any alternative financing, and it would be difficult for the Company to negotiate the terms of that financing given the Company's limited alternatives at that time. If the Company is unable to promptly obtain an alternative source of financing, the Company will be required to cease operations.

      Furthermore, it is very unlikely that the Company would have sufficient time to prepare and mail a proxy statement and hold a subsequent shareholders' meeting to approve any alternative source of financing even if it was able to obtain an alternative source of financing. Since the Company would need to obtain shareholder approval for such financing under AMEX rules in the absence of a hardship exemption, the Company would need to apply to AMEX to try to obtain a hardship exemption from the shareholder approval requirement. There can be no assurances that the Company would be able to obtain a hardship exemption from AMEX. If the Company is not able to obtain alternative financing and obtain the hardship exemption for such financing, the Company expects that it would run out of funds in October 2004.

      If the shareholders do not approve the Financing Transaction, in lieu of the warrants issuable at $1.50 in the Convertible Debenture Financing, the Company must issue warrants to purchase twice the number of shares of Common Stock issuable in the Convertible Debenture Financing, which warrants will have an exercise price equal to the then current market value of the Company's Common Stock. In addition, the debentures issued in the Convertible Debenture Financing would not convert into Common Stock and the Company will be required to repay the amount of such indebtedness.

TERMS OF THE CONVERTIBLE DEBENTURE DOCUMENTS

      Although this section describes the material provisions of the Securities Purchase Agreement, Debenture and Warrant (the "Convertible Debenture Documents"), it does not describe all of the provisions of the financing Documents. A copy of the Securities Purchase Agreement is attached to this proxy statement as Appendix A and the forms of debenture and warrant are included as exhibits to the Securities Purchase Agreement. The Company urges all shareholders to read the Convertible Debenture Documents carefully.

      Securities Purchase Agreement. Each purchaser of debentures and warrants will execute and deliver to the Company a Securities Purchase Agreement. The Securities Purchase Agreement includes representations and warranties of the purchaser, and limited covenants of the Company. These covenants consist of listing the shares of Common Stock with AMEX and providing registration rights. Purchasers obtain "piggyback" registration rights covering shares of Common Stock issuable upon conversion of debentures or exercise of warrants.

      Debenture. Unless converted into shares of our Common Stock, outstanding principal on the debentures is payable on June 30, 2006. Interest accrues on the outstanding principal amount of the debentures at a rate of six percent (6%) per annum. Interest on the debentures is payable on June 30 each year, commencing June 30, 2005. Interest accrues on the outstanding principal amount of the Debentures until the earlier of (a) automatic conversion of the debentures into shares of Common Stock or (b) payment in full on June 30, 2006. Payment of outstanding principal and accrued interest is subordinate to payment of other indebtedness of the Company.

      Shareholder approval is required for the automatic conversion of the debentures into shares of our Common Stock at a per share price that is less than the market price of our Common Stock, and the issuance of the warrants having an exercise price below the market price. If approved by the Company's shareholders on or before October 15, 2004: (a) the outstanding principal amount of the debentures will automatically convert into shares of Common Stock and (b) each debenture holder may elect to convert all, but not less than all, accrued and unpaid interest on the debentures into shares of the Company's Common Stock. The conversion price will be one dollar ($1.00) in principal or interest for one share of Common Stock. The conversion or purchase price is subject to adjustment for stock splits and consolidations. If our shareholders do not approve Proposal No. 2, the debenture will remain outstanding and will mature on June 30, 2006.

      Warrant. If the shareholders approve the Financing Transaction, resulting in the conversion of the debentures into shares of Common Stock and the issuance of the warrants at a discount to market price on or before October 15, 2004, the Company will issue to each debenture holder a warrant to purchase 25,000 shares of common stock for each $100,000 in principal amount of debentures purchased. The warrants will have an exercise price of $1.50 per share. The warrants will be exercisable for a period of five years from the date of issuance.

      If the shareholders do not approve the Financing Transaction on or before October 15, 2004, then the Company will issue to each debenture holder in lieu of the warrants, a new warrant to purchase twice the number of shares of Common Stock issuable under the warrants on substantially the same terms. The terms of the new warrants will be the same as the original warrants, but will have an exercise price equal to the then-current market price of the Company's Common Stock.

DISSENTER'S RIGHTS

      Under Minnesota law, shareholders are not entitled to dissenters' rights as a result of the Financing Transaction.

REQUIRED VOTE

      The Common Stock of the Company is the only authorized and issued voting security of the Company. At the close of business on the Record Date there were 5,661,473 shares of Common Stock of the Company issued and outstanding, each of which is entitled to one vote. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or represented by proxy and entitled to vote on the Financing Transaction is required for the approval of such matter pursuant to AMEX Rule 713.

BOARD RECOMMENDATION

      The Board of Directors believes that shareholder approval of the Financing Transaction is in the best interests of the Company. The directors have analyzed the financial status of the Company and its alternatives regarding financing and continuation of the business. The directors believe that a voluntary bankruptcy proceeding or the sale of the Company's assets are the most likely alternatives to the Financing Transaction. They believe it is unlikely that the existing shareholders would receive a return on their investment or continue to have equity interests following a bankruptcy proceeding, and that both secured and unsecured creditors will not receive payment in full or full continuing creditor interests in a bankruptcy proceeding. They believe it is unlikely that the existing shareholders would receive a return on their investment following a sale of the Company's assets, and that both secured and unsecured creditors will not receive payment in full upon a sale of the Company's assets. The directors therefore believe that the sale of Common Stock, or securities convertible or exercisable into Common Stock, would provide the best opportunity for eventual payment in full to all creditors and the opportunity for existing shareholders to share in the potential of the Company following the Financing Transaction.

      The board of directors recommends that the shareholders approve the proposal to authorize issuance and sale of more than 20% of our outstanding shares of Common Stock at a price per share less than the market price as of the date of issuance, including issuance and sale of securities convertible or exercisable into shares of our common stock, for the purpose of raising up to $7 million in capital in the Financing Transaction.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
                     TO AUTHORIZE THE FINANCING TRANSACTION.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

      This Proxy Statement contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. In some cases, readers can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "plan," "potential," "proposed," "continue" or the negative of these terms or other comparable terminology. These statements involve risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although the Company believes that the estimates and projections reflected in the forward-looking statements are reasonable, the Company's expectations may prove to be incorrect. The Company cautions you to not place undue reliance on these forward-looking statements, which reflect management's view only as of the date of this Proxy Statement.

      Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to, our ability to develop and execute a plan to operate in the future, our ability to raise additional capital in the immediate and near term to fund our production and other operations, our ability to enter into arrangements with our creditors and vendors to continue to receive parts and services while delaying the obligation to make payments to these groups and to operate as a going concern, timely compliance with applicable snowmobile safety and other regulations, our ability to obtain high-quality parts and subassemblies in a timely and cost-effective manner, the timely and successful assembly of snowmobiles by our contract assembler and the assembler's ability to quickly ramp up production, having sufficient capital available to us to fund our production and other operations, compliance with the terms of our loan and related agreements, the overall quality and performance of Redline snowmobiles and the level of any warranty expenses, the number of dealers engaged by us, the number of purchase orders received from dealers, the demand for our snowmobiles from potential purchasers, and other factors described in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, and other documents, filed with the Securities and Exchange Commission.

                                 PROPOSAL NO. 3
             RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF
                 VIRCHOW, KRAUSE & COMPANY, LLP AS OUR CERTIFIED
                     INDEPENDENT PUBLIC ACCOUNTANTS FOR 2004

GENERAL

      The audit committee appointed, and the board of directors has ratified the appointment of, Virchow, Krause & Company, LLP as the Company's Certified Independent Public Accountants for the fiscal year ending March 31, 2005. The audit committee and the board of directors have directed that the appointment of Virchow, Krause & Company, LLP as the Company's Certified Independent Public Accountants for the fiscal year ending March 31, 2005 be submitted for ratification by the shareholders at the Annual Meeting. Shareholder ratification of the appointment of Virchow, Krause & Company, LLP as the Company's Certified Independent Public Accountants for the fiscal year ending March 31, 2005 is not required by the Bylaws or otherwise, but is being pursued as a matter of good corporate practice. If shareholders do not ratify the board of directors' appointment of Virchow, Krause & Company, LLP as the Company's Certified Independent Public Accountants for the fiscal year ending March 31, 2005, the board of directors may consider the matter at its next meeting. Virchow, Krause & Company, LLP has audited the Company's balance sheets as of March 31, 2001, 2002, 2003 and 2004, and the related statements of operations, shareholders' deficit and cash flows for the years then ended and the period from December 22, 1999 (inception) to March 31, 2004.

      It is anticipated that one or more representatives of Virchow, Krause & Company, LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from shareholders who are present.

      The following table details the fees paid to Virchow Krause for the years ended March 31, 2004 and 2003.

                                          2004              2003
                                         ------           --------
Audit Fees                             41,386             71,860
Audit-Related Fees                     11,100 (1)         40,900 (1)
Tax Fees                                    -                  -
All Other Fees                              -                  -
                                       ------            -------
Total                                  52,486            112,760
                                       ======            =======

------------------
(1)      Fees related to IPO Registration Statement

      The policy of the Company's Audit Committee is to review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Audit Committee with any such approval reported to the committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by section 13(a) of the Securities Exchange Act of 1934, as amended. All of the fees paid to Virchow Krause were pre-approved by the audit committee.

      No Services in connection with appraisal or valuation services, fairness opinions or contribution-in-kind reports were rendered by Virchow Krause. Furthermore, no work of Virchow Krause with respect to its services rendered to the Company was performed by anyone other than Virchow Krause.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3 TO RATIFY THE
     SELECTION OF VIRCHOW, KRAUSE & COMPANY, LLP AS THE COMPANY'S CERTIFIED
                         INDEPENDENT PUBLIC ACCOUNTANTS
                   FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

               EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION

EXECUTIVE COMPENSATION

      The following table sets forth in summary form information concerning the compensation paid by us during the fiscal years ended March 31, 2004, 2003 and 2002, to our chief executive officer and other executive officers, all of whom served as executive officers as of March 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                                         LONG-TERM
                                                       ANNUAL COMPENSATION                          COMPENSATION AWARDS
                                         ------------------------------------------------     -------------------------------
                                                                                                 RESTRICTED        SECURITIES
                                                   SALARY          BONUS      OTHER ANNUAL          STOCK          UNDERLYING
NAME AND PRINCIPAL POSITION              YEAR        ($)            ($)       COMPENSATION       AWARD(S)($)       OPTIONS(#)
---------------------------              ----    ---------       --------     ------------     ---------------     ----------
Mark A. Payne........................    2004   $ 169,999(2)    $100,000(3)         -0-                 -0-                -0-
 President, Chief Executive and          2003   $  79,923             -0-           -0-                 -0-           240,000
 Chief Financial Officer(1)              2002          -0-            -0-           -0-                 -0-                -0-

Kent H. Harle........................    2004   $ 126,837(5)          -0-           -0-                 -0-                -0-
 Chief Executive Officer(4)              2003   $  90,000             -0-           -0-                 -0-                -0-
                                         2002   $  90,000             -0-           -0-                 -0-                -0-

Chris B. Rodewald....................    2004   $ 115,576(6)          -0-           -0-                 -0-            10,000
 Vice President of Sales                 2003   $  90,000             -0-           -0-                 -0-                -0-
 and Marketing                           2002   $  90,000             -0-           -0-                 -0-                -0-

----------

(1)   Mr. Payne became our Chief Executive Officer on June 16, 2004.

(2)   Includes unpaid salary in the amount of $9,807.

(3)   Includes unpaid bonus in the amount of $50,000.

(4)   Mr. Harle served as our Chief Executive Officer through June 15, 2004.

(5)   Includes unpaid salary in the amount of $8,076.

(6)   Includes unpaid salary in the amount of $7,211.

EMPLOYMENT AGREEMENTS

      Employment Agreement with Mark Payne. We have entered into an employment agreement with Mark Payne effective October 15, 2002. Mr. Payne's annual base salary is $170,000. Mr. Payne is entitled to receive a cash bonus of up to $100,000 during his first year of employment upon our achievement of milestones. In June, 2003, Mr. Payne received the first milestone payment provided under his employment agreement. Mr. Payne has earned an additional bonus which has not yet been paid. He is be eligible for an annual bonus of up to one-half of his then-current base salary based on criteria to be determined by the compensation committee of our board of directors, as well as usual and customary benefits provided to our management-level employees. If his employment is terminated by us other than for "good cause," as defined in the employment agreement, Mr. Payne is entitled to a severance allowance equal to six months salary. The amount of the severance will increase from the six months by an additional one month for every six months of employment, provided, that the amount of the severance will not exceed an amount equal to one-year of his then-current base salary. The employment agreement includes nondisclosure, invention assignment, one-year noncompetition and other provisions. The employment agreement provides that if Mr. Payne terminates his employment for good reason, which includes relocation or change in title or duties, he may terminate his employment and we would be required to pay him the severance amount. Pursuant to his employment agreement, we have appointed Mr. Payne to the board of directors and will continue to nominate him to be a director as long as he is an executive officer.

      Employment Agreement with Kent Harle. We have entered into an employment agreement with Kent Harle dated July 31, 2000. The term of the employment agreement is four years and will automatically extend for additional one-year periods unless notice is given by either party of their intention not to extend the term of the employment agreement. The annual salary for each year of the term is $90,000. However, a committee consisting solely of non-employee directors may, at its discretion, increase the amount of the annual salary. Mr. Harle is eligible for bonus compensation as may be determined by the committee, as well as usual and customary benefits provided to our employees. In July 2003, our compensation committee increased Mr. Harle's salary to $140,000, effective June 1, 2003, and modified Mr. Harle's potential bonus compensation. Mr. Harle was to receive a bonus equal to 40% of his annual salary if we ship 700 snowmobiles during the fiscal year ending March 31, 2004, 20% of his annual salary if we ship 600 snowmobiles during such period and no bonus if we ship less than 600 snowmobiles during such period. Because we shipped less than 600 snowmobiles during such period, Mr. Harle did not receive any bonus. If his employment is terminated by us other than for "good cause," as defined in the employment agreement, Mr. Harle is entitled to a severance allowance equal to the lesser of the base salary remaining under the employment agreement or twelve months' base salary based on the annualized salary being paid as of the date of termination. The employment agreement includes nondisclosure, invention assignment, one-year noncompetition and other provisions. If we terminate Mr. Harle for refusing to relocate, he may not assert that any such termination was for other than "good cause."

      Employment Agreement with Chris Rodewald. We have entered into an employment agreement with Chris Rodewald dated July 31, 2000. The term of employment agreement is four years and will automatically extend for additional one-year periods unless notice is given by either party of their intention not to extend the term of the employment agreement. The annual salary for each year of the term is $90,000. However, a committee consisting solely of non-employee directors may, at its discretion, increase the amount of the annual salary. Mr. Rodewald is eligible for bonus compensation as may be determined by the committee, as well as usual and customary benefits provided to our employees. In July 2003, our compensation committee increased Mr. Rodewald's salary to $125,000, effective June 1, 2003, and modified Mr. Rodewald's potential bonus compensation. Mr. Rodewald will receive a bonus equal to 50% of his annual salary if we ship 700 snowmobiles during the fiscal year ending March 31, 2004, 25% of his annual salary if we ship 600 snowmobiles during such period and no bonus if we ship less than 600 snowmobiles during such period. Because we shipped less than 600 snowmobiles during such period, Mr. Harle did not receive any bonus. In July 2003, we granted Mr. Rodewald an option to purchase 10,000 shares of common stock at a per share price equal to $4.50. The options vest quarterly over a one-year period. If his employment is terminated by us other than for "good cause," as defined in the employment agreement, Mr. Rodewald is entitled to a severance allowance equal to the lesser of the base salary remaining under the employment agreement or twelve months' base salary based on the annualized salary being paid as of the date of termination. The employment agreement includes nondisclosure, invention assignment, one-year noncompetition and other provisions. If we terminate Mr. Rodewald for refusing to relocate, he may not assert that any such termination was for other than "good cause."

OPTION GRANTS IN LAST FISCAL YEAR

      The following table summarizes options granted to our executive officers named in the summary compensation table during the fiscal year ended March 31, 2004.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                              NUMBER OF              PERCENT OF
                              SECURITIES           TOTAL OPTIONS
                              UNDERLYING             GRANTED TO       EXERCISE
                               OPTIONS              EMPLOYEES IN        PRICE
NAME                           GRANTED              FISCAL YEAR        ($/SH)     EXPIRATION DATE
----                         -----------           --------------     -------     ---------------
Chris B. Rodewald..........     10,000                  12.2%          $4.50        July 21, 2013

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      None of the executive officers named in the summary compensation table exercised options during the fiscal year ended March 31, 2004. The following table sets forth the number and value of securities underlying unexercised options held as of March 31, 2004.

 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND MARCH 31, 2004 OPTION VALUES

                                                               NUMBER OF
                                                              UNEXERCISED
                                                              SECURITIES
                                SHARES                    UNDERLYING  OPTIONS
                               ACQUIRED                      AT FY-END (#)            VALUE OF UNEXERCISED IN-THE-
                                 ON           VALUE          EXERCISABLE/-            MONEY OPTIONS AT FY-END ($)
   NAME                        EXERCISE      REALIZED        UNEXERCISABLE            EXERCISABLE/UNEXERCISABLE(1)
   ----                       ---------      --------     -------------------         ----------------------------
Mark A. Payne..............      --            --            75,000/165,000                 $  -0-/$-0-
Kent H. Harle..............      --            --              12,500/4,167                 $  -0-/$-0-
Chris B. Rodewald..........      --            --              19,167/7,500                 $  -0-/$-0-

----------

(1)   The fair market value of our Common Stock as of March 31, 2004 was $3.30.

      Securities Authorized for Issuance Under Equity Compensation Plans. The following table sets forth certain information as of March 31, 2004 with respect to compensation plans of the Company under which shares of the Company's common stock may be issued.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                            NUMBER OF SHARES OF
                                                               COMMON STOCK                               NUMBER OF SHARES OF
                                                               WHICH MAY BE         WEIGHTED-AVERAGE         COMMON STOCK
                                                          ISSUED UPON EXERCISE OF   EXERCISE PRICE OF   REMAINING AVAILABLE FOR
                                                            OUTSTANDING OPTIONS    OUTSTANDING OPTIONS    FUTURE ISSUANCE(1)
                                                          -----------------------  -------------------  ------------------------
2000 Stock Option Plan (approved by shareholders).             161,971                  $4.12                   538,029
2001 Non-Employee Director Stock Option Plan (not
  approved by shareholders).......................             201,670                  $4.00                   198,330
Stock Option Agreement dated October 15, 2002
  between Mark A. Payne and the Registrant (not
  approved by shareholders).......................             240,000                  $3.75                     N/A
Warrants Issued for Services (not approved by
  shareholders)...................................              40,234                  $3.78                     N/A

----------
(1) Excludes shares of our common stock to be issued upon exercise of outstanding options.

                            EQUITY COMPENSATION PLANS

DESCRIPTION OF THE 2000 STOCK OPTION PLAN

      The 2000 Stock Option Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code and for the granting to employees and consultants of nonstatutory stock options. The Company has authorized and reserved 700,000 shares of Common Stock for issuance under the plan. Options to purchase 134,171 shares of Common Stock are outstanding. To date no options have been exercised under the plan. Unless terminated sooner, the plan will terminate automatically on July 31, 2010. Options then outstanding at the time the plan terminates will remain in effect until the earlier of exercise or expiration. The board of directors has the authority to amend, suspend or terminate the plan, but no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the plan.

      Our compensation committee administers the plan. The administrator has the authority to determine the terms of each option granted, including the exercise price, the number of shares subject to the option and the exercisability thereof and the form of consideration payable upon exercise. An option granted under the plan is not generally transferable by the optionee and each option is exercisable during the lifetime of the optionee only by such optionee, except that non-qualified stock options may be transferred under limited circumstances. An option granted under the plan must be exercised within three months after termination of the optionee's status as our employee or consultant (or within six months after termination of such status by death or disability), but in no event later than the expiration of the option's term. The exercise price of all stock options granted under the plan must be equal to the fair market value of the Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any incentive stock option or nonstatutory option must equal at least 110% of the fair market value on the grant date and the term of the option must not exceed five years. The term of all other options granted under the plan may not exceed 10 years. The plan provides for equitable share and price adjustments in the event of a stock dividend, stock split or similar change in capitalization. Vesting ceases upon termination of employment or engagement. Options held by employees terminate on the date of termination if termination is "for cause," on the date six months after termination if termination is due to death and disability and on the date three months after termination if employment is terminated for any other reason. The plan provides that in the event of a recapitalization, merger, consolidation or reorganization with or into another corporation, outstanding stock options will either be assumed or substituted by the acquiring corporation.

DESCRIPTION OF THE AMENDED AND RESTATED 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

      Under our Amended and Restated 2001 Non-Employee Director Stock Option Plan, eligible non-employee directors are automatically granted an option to purchase 30,000 shares of Common Stock upon initial election or appointment as a director. In addition, at each annual meeting of shareholders other than in the year in which the director received the initial grant, each eligible non-employee director is automatically granted an option to purchase 5,000 shares of Common Stock. The exercise price of the options is equal to the fair market value of the Common Stock on the date of grant. Options granted under the plan in an initial grant vest with respect to 7,500 shares of Common Stock on the date of grant and on each of the three anniversary dates of the eligible director's election or appointment to the board of directors. Annual grants vest with respect to 1,250 shares on the date of grant and on each of the first three anniversaries of the grant date. Options granted under the plan have a term of ten years from the date of grant, terminate immediately upon removal of the eligible non-employee director from the board of directors, and, in the event an eligible non-employee director ceases to serve as a director other than by removal by the board of directors, the options will terminate not later than the date five years from the date such person ceases to be a director.

      A total of 250,000 shares of Common Stock have been reserved for issuance under the plan. Options to purchase 201,670 shares of Common Stock at exercise prices ranging from $3.75 to $4.70 per share are outstanding. No options granted under the plan have been exercised. The plan provides for equitable share and price adjustments in the event of a stock dividend, stock split or similar change in capitalization. The plan also provides that in the event of a recapitalization, merger, consolidation or reorganization with or into another corporation, outstanding stock options will either be assumed or substituted by the acquiring corporation.

                                  OTHER MATTERS

      The board of directors is not aware of any matters that are expected to come before the 2004 Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

      The rules of the Securities and Exchange Commission permit shareholders of the Company to present proposals for shareholder action in the Company's proxy statement. Shareholder proposals prepared in accordance with the proxy rules intended to be presented at the Company's 2005 annual meeting must comply with the procedures set forth in the Company's bylaws and be received by the Company on or before [______, 2005].

                          ANNUAL REPORT AND FORM 10-KSB

      The Company is sending, prior to or concurrently with this proxy statement, to all of its shareholders of record as of July 21, 2004, a copy of its Annual Report to Shareholders for the fiscal year ended March 31, 2004. The Annual Report to Shareholders contains a copy of the Company's Annual Report on Form 10-KSB (excluding exhibits) for the fiscal year ended March 31, 2004, filed with the Securities and Exchange Commission on June 29, 2004, which includes the Company's audited consolidated financial statements for the fiscal year ended March 31, 2004. The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, filed with the Securities and Exchange Commission on June 29, 2004, is incorporated in this Proxy Statement by reference.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO REDLINE PERFORMANCE PRODUCTS, INC., 2510 COMMERCE WAY, VISTA, CALIFORNIA 92081,
ATTENTION: INVESTOR RELATIONS.

                                     By Order of the Board of Directors

                                     Chris B. Rodewald
                                     Secretary

                                   APPENDIX A



                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT ("AGREEMENT") is entered into as of the dated set forth on the Purchaser Signature Page between Redline Performance Products, Inc., a Minnesota corporation (the "COMPANY"), and the purchaser who is a signatory hereto, and its successors and assigns ("PURCHASER").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

         WHEREAS, in connection with the Company's private offering of securities, the Company intends to raise up to $1,500,000; provided that the Company may raise up to an additional $500,000 to meet investor demand.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

         1.) Definitions. The following terms shall have the meanings set forth herein:

         (a) "COMMISSION" shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

         (b) "COMMON STOCK" shall mean the Company's $0.01 par value per share common stock.

         (c) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         (d) "FAIR MARKET VALUE" shall mean on any date, the price determined by the first of the following clauses that applies: (1) if the Common Stock is then listed or quoted on a trading market, the closing price of the Common Stock for such date (or the nearest preceding date) on the trading market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P.; (b) if the Common Stock is not then listed or quoted on a trading market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by the Company. So long as the Company's Common Stock is listed on the American Stock Exchange and notwithstanding anything in this paragraph to the contrary, the determination of Fair Market Value shall be adjusted to comply with any applicable requirements of the American Stock Exchange.

         (e) "HOLDER" shall mean a holder of Registrable Securities.

         (f) "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with
         Section 6(c) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

         (g) "REGISTRABLE SECURITIES" shall mean (i) the Conversion Shares, (ii) the Warrant Shares, and (iii) any shares of Common Stock issued or issuable in respect of such shares upon any stock split, stock dividend, recapitalization or similar event. Shares of Common Stock or other securities shall not be treated as Registrable Securities if (A) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; or (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; or (C) the registration rights of the holder thereof have expired pursuant to Section 6(c)(9) hereof.

         (h) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

         (i) "SECURITIES" shall mean the Debenture, the Discount Warrant or Market Warrant, as appropriate, the Conversion Shares and the Warrant Shares.

         (j) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         (k) "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions, stock transfer taxes and fees of counsel to holders of Registrable Securities applicable to the securities registered.

         2.) Purchase and Sale of Securities.

         (a) Payment of Purchase Price. Upon execution of this Agreement, Purchaser will pay the purchase price set forth on the Purchaser Signature Page (the "PURCHASE PRICE") to the Company in immediately available funds.

         (b) Sale to Purchasers. Subject to the terms and conditions hereof, upon payment of the Purchase Price the Company will issue and sell to Purchaser the securities described in this Section 1(b).

                  (1) The Company shall promptly issue to Purchaser a 6% unsecured convertible subordinated debenture which shall automatically convert, upon approval of the Company's shareholders as required by the American Stock Exchange, into shares of the Company's Common Stock at a price of One Dollar ($1.00) per share, in the form attached hereto and incorporated herein by reference as Exhibit A, in the principal dollar amount equal to the Purchase Price (the "DEBENTURE"). If the terms of this Agreement and the terms of the Debenture conflict, the terms of the Debenture shall prevail. Shares of Common Stock issuable upon conversion of the Debenture are referred to herein as the "CONVERSION SHARES."

                  (2) Subject to the approval of the Company's shareholders and in any event not before September 10, 2004, the Company shall issue to Purchaser a warrant to purchase 2,500 shares of the Company's Common Stock for each $10,000 in Purchase Price, having an exercise price of One and 50/100 Dollars ($1.50) per share, in the form attached hereto and incorporated herein by reference as Exhibit B, to purchase that number of shares of the Company's Common Stock set forth on the Purchaser Signature Page (the "DISCOUNT WARRANT"). If the terms of this Agreement and the terms of the Discount Warrant or the Market Warrant, as defined below, conflict, the terms of the Discount Warrant or Market Warrant, as applicable, shall prevail. Shares issuable upon exercise of the Discount Warrant or the Market Warrant are collectively referred to herein as the "WARRANT SHARES."

         (c) Issuance of Market Warrant. If the Company's shareholders do not approve the conversion of the Debenture into shares of the Company's Common Stock and the issuance of the Discount Warrant on or before the earlier of (i) the date of the annual meeting of the Company's shareholders (anticipated to be held on or about September 10, 2004) at which the shareholders vote on such conversion and issuance, or (ii) October 15, 2004, (the "DETERMINATION DATE"), then the Company shall not be obligated to issue the Discount Warrant and shall issue to each Debenture holder in lieu of the Discount Warrant, a warrant to purchase twice the number of Warrant Shares issuable under the Discount Warrant, in the same form as the Discount Warrant, having an exercise price equal to the Fair Market Value of the Company's common stock as of the trading date immediately prior to the Determination Date (the "MARKET WARRANT").

         3.) Delivery of Securities. Upon execution of this Agreement by Purchaser and the Company and upon payment of the Purchase Price by Purchaser, the Company will promptly issue the Debenture to Purchaser. Upon the approval of the Company's shareholders as provided herein, the Company will promptly issue the Discount Warrant and the Conversion Shares to Purchaser. If the Company's shareholders do not provide the approval as and on the dates described herein, the Company will promptly issue the Market Warrant to Purchaser.

         4.) Purchaser Representations and Warranties. Purchaser represents and warrants to the Company, its directors, officers, employees and agents as follows (by execution hereof, Purchaser acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws):

         (a) Purchaser has been advised that (i) the sale of the Securities to Purchaser has not been registered under the Securities Act on the grounds, among others, that it will be exempt from registration under
         Section 4(2) of the Securities Act as a transaction not involving a public offering; (ii) reliance upon such exemption or other exemptions is predicated in part on Purchaser's representation that Purchaser is acquiring such Securities for investment for the Purchaser's own account with no present intention of dividing Purchaser's participation with others or reselling or otherwise distributing the same, and Purchaser alone shall have the full legal and equitable right, title and interest in the Securities; and (iii) Purchaser's representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Securities under applicable state securities laws.

         (b) Purchaser understands that this transaction has not been scrutinized by the Commission or by any state securities or other authority and, because of the small number of persons purchasing Securities and the private nature of the placement, that all documents, records, and books pertaining to this investment have been made available to Purchaser and Purchaser's representatives, such as attorneys, accountants and/or purchaser representatives.

         (c) Purchaser is purchasing the Securities for the account of Purchaser for investment purposes only and not with a view to their resale or distribution. Purchaser has no present intention to divide his, her or its participation with others or to resell or otherwise dispose of all or any part of the Securities. In making these representations, Purchaser understands that, in the view of the Commission, the exemption of the sale of the Securities from the registration requirements of the Securities Act would not be available if, notwithstanding the representations of Purchaser, Purchaser has in mind merely acquiring the Securities for resale upon the occurrence or non-occurrence of some predetermined event.

         (d) Purchaser understands that the subsequent transfer of the Securities will be restricted, and that the effect of the restrictions on the transfer of the Securities include the facts, among others, that
         (i) Purchaser will not have liquidity with respect to the Securities for an indefinite period of time and in no event less than one year from the date of purchase, and (ii) Purchaser will be unable to sell, encumber or otherwise transfer the Securities unless there is an effective registration statement covering such disposition under the Securities Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Securities Act and state law are applicable.

         (e) At such time as Purchaser determines to dispose of all or any part of the Securities, Purchaser understands that Purchaser must first notify the Company, and that the Company may require an opinion of its attorney, of Purchaser's attorney, or both, that such disposition will not negate Purchaser's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

         (f) Purchaser recognizes that an investment in the Securities involves a high degree of risk and that the purchase of the Securities is a long-term investment. Purchaser has a financial net worth or anticipated income such that a sale of such Securities need not be made in the foreseeable future to satisfy any financial obligation of which Purchaser is or contemplates Purchaser will become subject.

         (g) Purchaser understands that exemptions from the registration and qualification requirements may not be available to Purchaser, and, except as provided in this Agreement, the Company will have no obligation to assist Purchaser in registering or qualifying a disposition of the Securities or in obtaining or establishing an exemption from such registration or qualification requirements.

         (h) The Purchaser understands that any certificates representing the Securities will bear legends stating in effect that the issuance or sale of the Securities has not been registered under the Securities Act or any applicable state securities laws and such legends may refer to the restrictions on transfers and sales contained in this Agreement. Purchaser further understands that a stop-transfer restriction may be placed in the books and records of the Company with respect to the Securities.

         (i) Purchaser's purchase of the Securities is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (j) At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts any Debenture or exercises any Discount Warrant or Market Warrant it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities.

         (k) Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

         (l) Purchaser acknowledges that it has been provided and has reviewed the Company's Confidential Private Placement Memorandum dated June 1, 2004 and all exhibits, attachments, supplements and documents incorporated therein (collectively, the "MEMORANDUM") to which this Agreement is attached as an exhibit. Purchaser acknowledges that it has been provided and has reviewed all of the Company's publicly available reports and documents filed with the Commission through the date Purchaser executes this Agreement including, but not limited to, the
         Company's: (i) Prospectus filed with the Commission on May 16, 2003;
         (ii) Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003; (iii) Annual Report to Shareholders for the fiscal year ended March 31, 2003; (iv) Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2003, September 30, 2003 and December 31, 2003; (v) Proxy Statement dated July 31, 2003; (vi) Current Report on Form 8-K filed with the Commission on May 13, 2004; and (vii) documents filed after the date of the Memorandum. Purchaser has reviewed, or has had the opportunity to review, all such filings and documents, to the extent deemed appropriate by the Purchaser. Purchaser has obtained and reviewed all information regarding the Company and the purchase of the Securities as Purchaser believes necessary or appropriate with respect to the purchase of the Securities. Purchaser has been given access to full and complete information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information; and particularly, Purchaser has been given the opportunity to meet with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Securities and to obtain any additional information, to the extent reasonably available.

         (m) Purchaser understands that the Company believes that the Memorandum includes material non-public information. Purchaser's receipt of the Memorandum or any other material non-public information is subject to Purchaser's execution of a written agreement regarding the confidentiality and use of such information consistent with Section 7 of this Agreement.

         (n) Purchaser acknowledges and understands that any information provided about the Company's future plans and prospects is uncertain and subject to all of the uncertainties inherent in future predictions.

         (o) Purchaser understands that nothing in this Agreement or any other material presented to Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Purchaser has obtained, to the extent Purchaser deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Securities in light of Purchaser's financial condition and investment needs.

         (p) Purchaser understands that: (i) the Company has engaged legal counsel to represent the Company in connection with the offer and sale of securities contemplated herein; (ii) legal counsel engaged by the Company does not represent Purchaser or Purchaser's interests; and
         (iii) Purchaser is not relying on legal counsel engaged by the

         Company. Purchaser has had the opportunity to engage, and obtain advice from, Purchaser's own legal counsel with respect to the investment contemplated herein.

         (q) Purchaser certifies, under penalty of perjury, that Purchaser is not subject to the backup withholding provisions of the Internal Revenue Code of 1986, as amended. (Note: Purchaser is subject to backup withholding if: (i) Purchaser fails to furnish its Social Security Number or Taxpayer Identification Number herein; (ii) the Internal Revenue Service notifies the Company that Purchaser furnished an incorrect Social Security Number or Taxpayer Identification Number;
         (iii) Purchaser is notified that it is subject to backup withholding; or (iv) Purchaser fails to certify that it is not subject to backup withholding or Purchaser fails to certify the Purchaser's Social Security Number or Taxpayer Identification Number.)

         (r) Purchaser's principal executive offices are located (if an entity), or Purchaser is a resident of the state (if an individual), as set forth on the Purchaser Signature Page hereto.

         (s) If Purchaser is an entity, the individual signing on behalf of Purchaser agrees and certifies that this Agreement has been duly authorized by all necessary action on the part of Purchaser, has been duly executed by an authorized representative of Purchaser, and is a legal, valid, and binding obligation of Purchaser enforceable in accordance with its terms.

         (t) During the period from the date Purchaser was first contacted with respect to the potential purchase of the Securities through the date of the execution of this Agreement by Purchaser, Purchaser did not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transaction in or with respect to the Common Stock or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Securities by Purchaser.

         (u) Upon the consummation of the sale of Securities contemplated by this Agreement, no agent, broker, investment banker or other person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Purchaser in connection with any of the transactions contemplated hereby.

         (v) Purchaser understands that the Company has engaged a licensed broker-dealer to act as placement agent to assist the Company in the sale of the Securities, and that the Company will pay to such agent a cash commission equal to ten (10) percent of the Purchase Price, certain expenses of the agent, and a five-year warrant to purchase 33,333 shares of the Company's Common Stock for every $500,000 raised by the Company through the sale of Securities, at an exercise price equal to $1.50 per share, the issuance of which is subject to approval by the Company's shareholders. If the Company's shareholders do not approve the issuance of such warrant with a discounted exercise price, the number of shares issuable upon exercise of such warrant shall thereafter double and the exercise price shall equal the then-current Fair Market Value, which modification shall be effected consistent with the terms of Section 1(b)(2) and Section 1(c) hereof.

         5.) Lack of Availability of Rule 144 Under the Securities Act. Purchaser understands and acknowledges that, except as set forth in Section 6(c), the Company has no obligation to undertake or complete a public sale of the Securities, the Conversion Shares or the Warrant Shares and that such securities will remain subject to the restrictions on transferability described in this Agreement. Purchaser further understands and acknowledges that although the Company currently files periodic reports with the Commission pursuant to the requirements of Sections 13 or 15(d) of the Exchange Act it may not be obligated to file such reports at any time in the future. Purchaser also understands that the Company has not agreed to supply such other information as would be required to enable routine sales of the Company's common stock to be made under the provisions of certain rules respecting "restricted securities", including Rule 144 promulgated under the Securities Act by the Commission. Thus, Purchaser has been informed that the Company is not obligated to make publicly available or to provide Purchaser with the information required by Rule 144.

         6.) Covenants of the Company.

         (a) The Securities. The Securities to be issued under this Agreement, when paid for and issued in accordance with the terms hereof, shall be duly and validly issued and outstanding, fully paid and non-assessable.

         (b) AMEX Listing. Promptly following the proper conversion of the Debenture or proper exercise of the Discount Warrant or Market Warrant, as applicable, the Company will use its commercially reasonable efforts to cause the Conversion Shares and Warrant Shares to be listed on the American Stock Exchange.

         (c) Piggyback Registration Rights. The Purchaser shall have the registration rights set forth herein:

                  (1) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its shares of Common Stock, either for its own account or the account of a security holder or holders (other than: (i) a registration statement relating to any employee benefit plan of the Company, including but not limited to, Form S-8 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Commission; (ii) a registration statement of the Company relating to any corporate reorganization or other transaction under Rule 145, including any registration statements related to the issuance or resale of securities issued in such a transaction,
                           (iii) a registration statement related to the offer and sale of debt securities; or (iv) a registration statement relating to any sale or merger of the Company, including but not limited to, Form S-4 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Commission), the Company shall;

                           a. promptly give to each Holder written notice thereof; and

                           b. subject to Section 6(c)(2), include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after receipt of such written notice from the Company. If any Holder decides not to include all of its Registrable Securities in such registration, such holder of Registrable Securities shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statements as may be filed by the Company with respect to offerings of its Common Stock, all upon the terms and conditions set forth herein. Such notice sent by the Holder shall state the intended method of disposition of the Registrable Securities by the Holder.

                  (2) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 6(c)(1). In such event, the right of any Holder to registration pursuant to this
                           Section 6(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6(c), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit on a pro rata basis (based on the total number of securities entitled to registration which are held by the Holders and by third parties) the number of Registrable Securities to be included in such registration or prohibit any Registrable Securities from being included in such underwriting; provided that no such reduction shall be made with respect to securities being offered by the Company for its own account. The Company shall advise all Holders proposing to distribute their securities through such underwriting of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder proposing to distribute their securities through such underwriting to the nearest one hundred (100) shares. If any Holder proposing to distribute their securities through such underwriting disapproves of the terms of any such underwriting, he may elect, unless otherwise agreed in writing by such Holder, to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (3) Registration Expenses. The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to Section 6(c) hereof. All Selling Expenses relating to securities registered on behalf of a Holder pursuant to Section 6(c) shall be borne by the Holder pro rata on the basis of the number of shares so registered.

                  (4) Right to Terminate Registration. Notwithstanding any provision to the contrary in this Agreement, the Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6(c), whether or not any Holder has elected to include securities in such registration.

                  (5) Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to Section 6(c), the Company will:

                           a.       Keep each Holder advised as to the
                                    initiation of each registration,
                                    qualification and compliance and as to the completion thereof;

                           b. Prepare and, as soon as practicable, file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the earlier of the sale of the Registrable Securities so registered or ninety (90) days subsequent to the effective date of such registration;

                           c. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the Registrable Securities so registered or (90) days subsequent to the effective date of such registration statement;

                           d. Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such parties may reasonably request in order to facilitate the public offering of such securities; and

                           e. Use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such states as the Holders shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the Registrable Securities so registered or (90) days subsequent to the effective date of the registration statement, and take any and all other actions either necessary or advisable to enable the Holders to consummate the public sale or other disposition of the Registrable Securities in jurisdictions where the Holders desire to effect such sales or other disposition (but the Company shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject or to qualify as a foreign corporation in any jurisdiction where the Company is not so qualified).

                  (6)      Indemnification.

                           a. By the Company. For each registration effected pursuant to Section 6(c) in which the Holder's Registrable Securities are included in such registration, the Company will indemnify each Holder, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company expressly for use in connection with such registration by such Holder, controlling person or underwriter. It is agreed that the indemnity agreement contained in this Section 6(c)(6) shall not apply to amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                           b.       By the Holder. The Holder will, if
                                    Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other holder of securities included in any registration effected pursuant to Section 6(c), each of their officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such holders, such directors, officers, legal counsel, independent accountants, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with information furnished to the Company expressly for use in connection with such registration by such Holder.

                           c.       Procedures. Each party entitled to
                                    indemnification under this Section 6(c) (the
                                    "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                           d. Contributions. If the indemnification provided for in this Section 6(c)(6) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with that which resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent.

                  (7) Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information, including information regarding such Holder, the Registrable Securities held by them and the distribution proposed, as the Company may request in writing to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

                  (8) Market Stand-Off Agreement. Each Holder agrees that if, in connection with any public offering of securities by the Company, the Company or the underwriters managing the offering so request, the Holder shall not offer to sell, sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus for such offering), as may be requested by the Company or the underwriters. This paragraph shall be binding on all transferees or assignees of Registrable Securities, whether or not such persons are entitled to registration rights pursuant to
                           Section 6(c) hereof. For the purpose of clarity, this paragraph shall cease to apply to any Registrable Securities that no longer meet the definition of "Registrable Securities."

                  (9) Termination of Registration Rights. All rights granted and obligations imposed pursuant to Section 6(c) of this Agreement shall terminate as to each Holder at such time as such Holder can sell all of such Holder's Registrable Securities pursuant to Rule 144 under the Securities Act within any three (3) month period, or immediately pursuant to Rule 144(k).

         7.) Confidentiality. Purchaser agrees that, except as provided in this paragraph, all information disclosed by the Company to Purchaser in connection with the sale of Securities is material non-public information and shall be considered "CONFIDENTIAL INFORMATION." Purchaser agrees to maintain the confidential nature of the Confidential Information and to prevent its unauthorized disclosure or dissemination, and agrees not to use the Confidential Information for any purpose other than evaluating the purchase of Securities hereunder. Confidential Information shall not, however, include information that is now or subsequently becomes generally known or available as the result of the Company's publication or filing of such information with the Commission. This Agreement and the provisions hereof shall be Confidential Information, provided that the Company may disclose this Agreement and the terms of this Agreement to the extent reasonably required to comply with the Company's disclosure obligations under the Exchange Act.

         8.) Restriction on Transactions in Company Securities. Purchaser will not, without the prior written consent of the Company, during the "Lockup Period" as defined in this paragraph: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Securities or any other securities issued by the Company which are beneficially owned by Purchaser; (ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Securities or any other securities issued by the Company which are beneficially owned by the Purchaser; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Securities or any other securities issued by the Company which are beneficially owned by the Purchaser. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "LOCKUP PERIOD" shall mean the period beginning on the date of this Agreement and ending on August 16, 2004.

         9.) Miscellaneous Provisions.


         (a) Representations Survive Delivery. The representations, warranties and agreements of the Company and of the Purchaser contained in this Agreement will remain operative and in full force and effect and will survive the receipt of the Purchase Price by the Company, and the issuance to the Purchaser of the Securities.

         (b) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supercedes all prior and contemporaneous arrangements or understandings with respect thereto.

         (c) Correctness of Information; Changes. All of the foregoing information which Purchaser has provided concerning Purchaser, Purchaser's financial position and Purchaser's knowledge of financial and business matters, is correct and complete as of the date set forth herein.

         (d) Indemnification. Purchaser severally agrees to indemnify the Company against and to hold the Company harmless from any damage, loss, liability, claim or expense including, without limitation, reasonable attorneys' fees resulting from or arising out of the inaccuracy or alleged inaccuracy of any of the representations, warranties or statements of the investor contained in this Agreement, including without limitation any violation or alleged violation of the registration requirements of the Securities Act or applicable state law in connection with any subsequent sale of the Securities, Conversion Shares or Warrant Shares by Purchaser.

         (e) Additional Information. Purchaser shall supply such additional information and documentation relating to Purchaser and any persons who have any rights or interest in Purchaser as may be requested by the Company in order to ensure compliance by the Company with applicable laws.

         (f) Arbitration. Any dispute regarding this Agreement or Purchaser's purchase of the Securities (including without limitation claims pursuant to federal or state securities laws), including any claim which is made against any placement agent or broker-dealer involved in the offer or sale of the Securities, shall be resolved by arbitration which shall be the sole forum for resolution of any such disputes. Unless otherwise agreed by the parties, any such proceedings shall be brought in the State of Minnesota, Hennepin County, pursuant to the Rules and Code of Arbitration of the America Arbitration Association, except that if a bona fide claim is made against the Company, and a placement agent or broker-dealer is named in connection with such claim, then such claim shall be brought pursuant to the Rules and Code of Arbitration of the National Association of Securities Dealers, Inc. The foregoing notwithstanding, any party may seek equitable relief from a court of competent jurisdiction.

         (g) Governing Law; Venue; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Minnesota, Hennepin County for any relief sought by a party hereto which is not required to be submitted to arbitration in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (h) Assignment. This Agreement may not be pledged, assigned or otherwise transferred by Purchaser except by operation of law but all the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforced by the successors in interest of the parties hereto.

         (i) Successors and Assigns. The representations and warranties made by the Purchaser in this Agreement are binding on the Purchaser's successors and assigns and are made for the benefit of the Company and any other person who may become liable for violations of applicable securities laws as a result of the inaccuracy or falsity of any of the Purchaser's representations or warranties.

         (j) Notice. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other party:

                  If to the Company, to:
                  Redline Performance Products, Inc.
                  2510 Commerce Way
                  Vista, California  92081
                  Attention: CFO

                  If to a Purchaser, to:
                  the address set forth on the signature page of this Agreement

         (k) Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by a Purchaser or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given.

         (l) Counterparts; Execution. This Agreement may be executed by the Company and by Purchaser in separate and several counterparts, each of which shall be deemed an original. Any signature delivered by facsimile transmission shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]
                            [SIGNATURE PAGES FOLLOW ]

                                 SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

Redline Performance Products, Inc.



____________________________________________
Mark Payne, President

                            PURCHASER SIGNATURE PAGE

         The undersigned Purchaser hereby executes the Securities Purchase Agreement with Redline Performance Products, Inc. (the "COMPANY") and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of the Company.

Date
                                                              --------------------------------------------

Purchaser
                                                              --------------------------------------------

Signature
                                                              --------------------------------------------
                                                              Print Name

Its
                                                              --------------------------------------------


Principal Amount of Debenture (Purchase Price):               $
                                                              --------------------------------------------

Number of Discount Warrant Shares:                            $
                                                              --------------------------------------------

Name in which Securities
are to be registered:
                                                              --------------------------------------------

Address of registered holder:
                                                              --------------------------------------------


Social Security or Tax ID No. of registered holder:
                                                              --------------------------------------------

Contact name and telephone number regarding
settlement and registration:
                                                              --------------------------------------------
                                                              Name

                                                              --------------------------------------------
                                                              Telephone Number

                                      EXHIBIT A TO SECURITIES PURCHASE AGREEMENT

                       REDLINE PERFORMANCE PRODUCTS, INC.

             6% CONVERTIBLE SUBORDINATED DEBENTURE DUE JUNE 30, 2006

Number:  ___-___                                              Dollars: $________

         FOR VALUE RECEIVED, the undersigned, REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "COMPANY"), hereby promises to pay to ____________________ or its registered assigns (the "HOLDER"), the principal sum of ____________________ ($____________) on June 30, 2006 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "MATURITY DATE"), and to pay interest accruing thereon annually on June 30 of each year (each an "INTEREST PAYMENT DATE"), commencing June 30, 2005, at the rate of six percent (6%) per annum through 5:00 p.m. Minneapolis, Minnesota time on the Maturity Date. Subject to approval by the Company's shareholders, outstanding and unpaid principal shall be converted into shares of the Company's common stock, par value $0.01 per share (such class of securities is referred to as the "COMMON STOCK"). Subject to the Holder's election and approval by the Company's shareholders, accrued interest may also be converted into Common Stock. Unless converted into shares of Common Stock, outstanding principal and interest shall be payable in U.S. funds, by check mailed to the Holder.

         Reference is made to the additional provisions of this Debenture set forth hereafter. Such additional provisions shall for all purposes have the same effect as if fully set forth on this page. Capitalized terms used in this Debenture that are not otherwise defined shall have the meanings set forth in the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") by and between the Company and the Holder, to which this Debenture is attached as Exhibit A.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be executed in its corporate name by the signature of its duly authorized officers.

Date:  _____________, 2004                  REDLINE PERFORMANCE PRODUCTS, INC.
                                            By:  _______________________________
                                                 Mark A. Payne, President

         THE DEBENTURE REPRESENTED HEREBY AND THE SHARES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND MAY NOT BE RESOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE ACT AND THE RULES THEREUNDER, OR UNDER APPLICABLE STATE SECURITIES LAWS.

                                   ARTICLE 1.

                                   DEBENTURES

         1.1) General. This security is one of a duly authorized issue of securities of the Company designated as its 6% Convertible Subordinated Debentures (each a "DEBENTURE"), in aggregate principal amount of up to One Million Five Hundred Thousand Dollars ($1,500,000), subject to the sale of additional Debentures in the principal amount of up to Five Hundred Thousand Dollars ($500,000). The Debentures are issuable in denominations of U.S. $25,000 and, above that amount, in multiples of $5,000. The registered holder of a Debenture shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Debenture, regardless of any notice of ownership, theft or loss or of any writing thereon.

         1.2) Interest. Interest hereon shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Interest shall be payable to the person in whose name this Debenture is registered at the close of business on the date immediately preceding each Interest Payment Date to which such payment relates, whether or not a business day. Interest shall accrue on the outstanding principal amount of the Debenture until the earlier of (a) conversion of outstanding principal into shares of Common Stock pursuant to Article 2 (in which case interest shall cease to accrue and the final Interest Payment Date shall be the Conversion Date) or (b) payment in full of all outstanding principal and interest on the Maturity Date. Unless the Holder elects to convert accrued interest into shares of Common Stock of the Company pursuant to Article 2, interest shall be payable by check in U.S. Dollars, mailed to the Holder, or the person designated by the Holder, at the address designated by the Holder or the Holder's designee.

         1.3) Corporate Obligation. No recourse for the payment of the principal of or any interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, employee, agent, shareholder, officer or director as such, past, present or future, of the Company or of any successor corporation either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                                   ARTICLE 2.

                      CONVERSION OF PRINCIPAL AND INTEREST

          2.1) General. The outstanding principal amount payable under this Debenture shall automatically convert into fully paid and nonassessable shares of the Company's Common Stock on the Conversion Date, defined below, subject to satisfaction of the conditions set forth in Section 2.2. Accrued interest under this Debenture may be converted into fully paid and nonassessable shares of the Company's Common Stock on the Conversion Date, subject to (a) satisfaction of the conditions set forth in Section 2.2 and (b) the Holder's execution and delivery of a Notice of Interest Conversion, as provided in Section 2.3. If the conditions set forth in Section 2.2 are not satisfied on or before October 15, 2004 (subject to the notice period set forth in Section 2.3 if the conditions set forth in Section 2.2 are satisfied on or before such date), then outstanding principal and interest under the Debenture shall not be convertible into shares of Common Stock.

         2.2) Conditions Precedent. Before the outstanding principal and interest under this Debenture may be converted into shares of Common Stock, the following conditions must be satisfied, of which the Company gives no assurance:

         (a) The Company shall use commercially reasonable efforts to call a shareholder meeting on or before October 15, 2004. At the shareholder meeting (or any continuation or adjournment thereof), the Company shall submit a proposal to its shareholders, seeking approval for the transactions contemplated by the Securities Purchase Agreement (including the issuance of shares of Common Stock in exchange for conversion of outstanding principal and accrued interest under this Debenture). On or before October 15, 2004, the Company shall have obtained the approval of the Company's shareholders at a meeting of shareholders (or at any continuation or adjournment thereof) for conversion of the outstanding principal and accrued interest (the date of such approval being the "CONVERSION DATE").

         (b) On the Conversion Date, the Company shall have a sufficient number of authorized but unissued shares of Common Stock reserved for issuance in accordance with the Securities Purchase Agreement, including any shares issuable pursuant to this Article 2.

         2.3) Election to Convert Accrued Interest. Subject to satisfaction of the requirements set forth in Section 2.2, the Holder may elect to convert all, but not less than all, of the unpaid and accrued interest outstanding as of the Conversion Date into shares of Common Stock. Immediately following the Conversion Date, if any, the Company shall deliver a notice to the Holder, informing the Holder of the conversion right and the amount of accrued interest available for conversion into shares of Common Stock. The Holder shall have 30 days from the date of the such notice to execute and return a Notice of Interest Conversion, substantially in the form of ATTACHMENT A to this Debenture.

         2.4) Underlying Shares Issuable Upon Conversion. The number of shares of Common Stock issuable upon conversion of outstanding principal and interest, if any, shall be determined by the quotient obtained by dividing (x) the outstanding principal and accrued interest, if any, to be converted by (y) the Conversion Price.

         2.5) Conversion Price. Subject to readjustment as provided in
Section 2.6 hereof, the conversion or purchase price (the "CONVERSION PRICE") shall be One Dollar ($1.00) per share.

         2.6) Adjustment of Conversion Terms. The Conversion Price and number of shares of Common Stock to be issued upon conversion of this Debenture shall be subject to adjustment from time to time upon the happening of certain events while this conversion or purchase right remains outstanding, as follows:

         (a) Adjustments for Subdivisions, Combinations or Consolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividend or otherwise), into a greater number of shares of Common Stock, the Conversion Price of the Debenture then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price of the Common Stock then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         (b) Merger, Sale of Assets. If the Company at any time prior to the Conversion Date or the Maturity Date intends to consolidate with or merge into or sell or convey all of or substantially all of its assets to any other person or entity (the "SUCCESSOR"), the Company shall deliver notice of such transaction ("TRANSACTION NOTICE") to the Holder not less than thirty (30) days prior to the effective date of the transaction. During the twenty (20) day period commencing upon delivery of the Transaction Notice, the Holder may request that upon completion of such transaction, this Debenture shall be replaced by a debenture issued by the Successor on substantially the same terms as set forth in this Debenture, except that such debenture shall be convertible into shares of the common stock of the Successor. Such request from the Holder shall be in writing. If the Holder fails to respond to the Company within such 20-day period, the Company may, at its discretion, pay to the Holder amounts owed under the Debenture, or convert the principal amount of and all accrued interest on the Debenture into shares of the Company's Common Stock at the then-current market price as reasonably determined by the Company. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.

         (c) Recapitalizations. If at any time, or from time to time, there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for herein) provision shall be made so that the holders of the Common Stock shall thereafter be entitled to receive upon conversion of the Common Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of Article 2 with respect to the rights of the holders of the Common Stock after the recapitalization to the end that the provisions of Article 2 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Common Stock) shall be applicable after that event as nearly equivalent as may be practicable.

         (d) Cash Distributions. No adjustment on account of cash dividends on Common Stock purchasable hereunder or on Common Stock will be made to the Conversion Price.

         2.7) Fractional Share. No fractional share of Common Stock will be issued in connection with any conversion or purchase hereunder but in lieu of such fractional share, the Company shall issue to the Holder one whole share of Common Stock.

         2.8) Authorized Shares. The Company covenants that during the period the conversion or purchase right exists, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of this Debenture. The Company agrees that its issuance of this Debenture shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Debenture or purchase of shares pursuant hereto.

         2.9) Rights as Shareholder. Until one or more stock certificates representing the shares of Common Stock issuable upon conversion of this Debenture are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder of the Company shall exist, notwithstanding conversion of the Debenture.

         2.10) Method of Conversion. To effect conversions hereunder, the Holder shall physically surrender the Debenture at the principal office of the Company. Upon any partial conversion, a new Debenture containing the same date and provisions of this Debenture shall be issued by the Company to said Holder for the remaining principal balance.

                                   ARTICLE 3.

                          REDEMPTION PRIOR TO MATURITY

         3.1) Redemption by Company. At any time after October 15, 2004, this Debenture may be redeemed at the election of the Company, in whole or in part, upon written notice (the "REDEMPTION NOTICE") to the Holder hereof at the Holder's last registered address. If less than all of the then outstanding Debentures are to be redeemed, the Company may select the Debentures for redemption at its discretion. Partial redemptions shall be in an amount which is the lesser of: (a) Fifty Thousand Dollars ($50,000) and (b) the unconverted outstanding balance of principal and unpaid interest under the Debenture. In the case of partial redemption of any Debenture, the amount and other details of any redemption shall be noted on this Debenture.

                                    ARTICLE 4

                                  SUBORDINATION

         4.1) Senior Indebtedness. As used in this Debenture, the term "SENIOR INDEBTEDNESS" shall mean the principal and accrued but unpaid interest of all indebtedness of the Company regardless of whether incurred on, before or after the date of this Debenture (i) for money borrowed from any bank or other financial institution, and is evidenced by notes, bonds, debentures or other written obligations and such notes, bonds, debentures or other written obligations are interest bearing securities only and are not convertible into capital stock, and

(ii) in connection with any renewals or extension of any indebtedness described in (i) above; provided, however, that the term shall not include indebtedness which by the terms of the instrument creating or evidencing it is subordinated to or on a parity with this Debenture.

         4.2) Subordination. The Company covenants and agrees and the Holder, by acceptance hereof, covenants, expressly for the benefit of the present and future holders of Senior Indebtedness, that the payment of the principal and interest on this Debenture is expressly subordinated in right of payment to the payment in full of principal and interest of Senior Indebtedness of the Company in each circumstance described below in accordance with the provisions of this
Article 4. Upon any terminating liquidation of assets of the Company, upon the occurrence of any dissolution, winding up, liquidation, whether or not in bankruptcy, insolvency or receivership proceedings, the Company shall not pay thereafter, and the Holder of this Debenture shall not be entitled to receive thereafter, any amount in respect of the principal and interest of this Debenture unless and until the above specified amount of Senior Indebtedness shall have been paid or otherwise discharged. This subordination is intended to be effective only in the event of distributions made in the course of termination of Company's business. Upon any dissolution, winding up, liquidation, any payment or distribution of assets of the Company whether in cash, property or securities to which the Holder of this Debenture would be entitled except for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness, or their representative or representatives ratably according to the aggregate amounts remaining unpaid on Senior Indebtedness held or represented by each, to the extent necessary to pay said Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         4.3) Rights Against Company and Others. It is understood that the provisions of this Article 4 captioned "Subordination" are, and are intended to be, solely for the purpose of defining the relative rights of the Holder of this Debenture on the one hand and the holder of the Senior Indebtedness of the Company on the other hand. Nothing contained in this Article 4 or elsewhere in this Debenture shall or is intended to impair, as between the Company, its creditors other than the holder of Senior Indebtedness, and the Holder of the Debenture, the unconditional and absolute obligation of the Company to pay the Holder of the Debenture the principal of and interest on the Debenture as and when the same shall become due and payable in accordance with 4.4) its terms or affect the relative rights of the holder of the Debenture and the creditors of the Company, other than the holder of such Senior Indebtedness; nor shall anything herein prevent the Holder of this Debenture from exercising all remedies otherwise permitted by applicable law upon default under the Debenture, subject to the rights, if any, of the holder of Senior Indebtedness in respect to cash, property or securities of the Company received upon the exercise of any such remedy. The subordination herein provided applies to payments or distributions by the Company only and shall not affect the right of the Holder to collect and retain payment from any co-obligor, guarantor or surety. Upon any payment or distribution of assets of the Company referred to in this Article 4 captioned "Subordination," the Holder of the Debenture shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or upon a certificate of the liquidating trustee or agent or other person making any distribution to the

Holder of the Debenture, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amounts thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 4.

                                   ARTICLE 5.

                                EVENTS OF DEFAULT

         The occurrence of any of the following events of default shall, at the option of the holders of a majority of the aggregate principal amount of all Debentures then outstanding, make all sums of principal and interest then remaining unpaid hereon immediately due and payable, all without demand, presentment or notice, all of which hereby are expressly waived upon the occurrence of an event of default:

         5.1) Failure to Pay Interest. Failure to pay any installment of interest hereon when due, and continuance thereof for a period of thirty (30) days after written notice to the Company.

         5.2) Breach of Covenant. The breach of any material covenant or other term or condition of this Debenture and continuance thereof for a period of thirty (30) days after written notice to the Company.

         5.3) Breach of Representations and Warranties. Any of the Company's representations or warranties made herein or in any statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading as of the date made in any material respect and continuance thereof for a period of thirty (30) days after written notice to the Company.

         5.4) Receiver or Trustee. The Company shall make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee otherwise shall be appointed.

         5.5) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company.

                                   ARTICLE 6.

                     TRANSFER, REGISTRATION AND REPLACEMENT

         6.1) Investment Representation. The Holder hereby represents and warrants that it has acquired this Debenture for purpose of investment and with no present intent to sell or distribute the same. Upon conversion of principal or interest under this Debenture, any securities of the Company will be acquired with the same investment intent and the Holder agrees to execute any and all documents requested by the Company to confirm such intent.

         6.2) Transfer. Subject to compliance with the various securities laws, upon due presentment for registration of transfer of this Debenture at the offices of the Company, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the approval of counsel to the Company, without charge except for any tax or other governmental charge imposed in connection therewith.

         6.3) Notations of Transfer. Before due presentment to the Company for registration of the transfer of this Debenture, the Company may deem and treat the person in whose name this Debenture is registered as its absolute owner for the purpose of receiving payment of principal of and interest on this Debenture and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary. The registered holder of a Debenture shall be treated as its owner for all purposes.

         6.4) Restriction on Transfer. No Holder shall transfer the Debenture or any of the shares issuable upon conversion thereof until such Holder has first given written notice to the Company describing briefly the manner of any such proposed transfer and until the Company has received from the Holder's counsel an opinion or other evidence satisfactory to the Company that such transfer can be made without compliance with the registration or qualification provisions of the Securities Act of 1933, as amended, (the "ACT") or applicable state securities laws.

         6.5) Register. The Company shall maintain a register for the recordation of transfers of this Debenture, which shall be transferable in whole or in part. Upon presentation by the Holder and surrender of this Debenture, the Company shall register such transfer and issue a new Debenture or Debentures of like aggregate principal amount and bearing the same date.

         6.6) Lost or Destroyed Debentures. Upon receipt by the Company at its principal office of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture, and in the case of any such loss, theft, or destruction, upon delivery of indemnity satisfactory to the Company or, in case of any such mutilation, upon surrender and cancellation of this Debenture, the Company will issue a new Debenture of like tenor in lieu of this Debenture with a notification thereon of the date from which interest has accrued. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Debenture shall be borne by the Holder of the Debenture so mutilated, destroyed, stolen or lost.

                                   ARTICLE 7.

                                    AMENDMENT

         7.1) Amendment. The Company, with the consent of the holders of a majority in aggregate principal amount of the Debentures at the time outstanding, may add any provisions to or change in any manner or eliminate any of the provisions of or modify in any manner the rights set forth in the Debentures; provided, however, that no such action shall: (i) reduce or extend the time of payment of interest thereon, or reduce the principal amount thereof, or make the principal thereof or interest thereon payable in any currency other than that provided herein, without the consent of the each holder so affected; or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such action or to any waiver of compliance with certain provisions hereof or certain defaults hereunder and their consequences, without the consent of all holders of Debentures then outstanding. Prior to any declaration accelerating the redemption of the Debentures, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default hereunder and its consequences, except a default in the payment of principal of or interest on the Debentures. Any such consent or waiver by the Holder shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

                                   ARTICLE 8.

                                  MISCELLANEOUS

         8.1) Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery hereof.

         8.2) Failure Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         8.3) Notices. All notices and other communications given under this Debenture shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered; or (b) three (3) business days after the same have been deposited in a United States post office and sent via certified mail return receipt requested postage prepaid and addressed to the Company as set forth herein or to the Holder's address in the books and records of the Company; or (c) the next business day after the same have been deposited with a national overnight delivery service, addressed to the Company as set forth herein or to the address of the Holder in the books and records of the Company. Both the Holder and the Company may change the address by giving written notice to the other as herein provided.

         8.4) Arbitration. All disputes or claims arising out of, or in any way relating to this Debenture, shall be submitted to and determined by final and binding arbitration under the rules of the American Arbitration Association. Arbitration proceedings may be initiated upon notice to the other party and to the American Arbitration Association, and shall be conducted under the rules of the American Arbitration Association in Minneapolis, Minnesota. The notice must specify in general the issues to be resolved in any such arbitration proceeding. Where the arbitrators shall determine that an arbitration proceeding was commenced by a party frivolously or without a basis, or primarily for the purpose of harassment or delay, the arbitrators may assess such party the cost of such proceedings including reasonable attorneys' fees of any other party. In all other cases, each party to the arbitration proceeding shall bear its own costs and its pro-rata share of the fees and expenses charged by the arbitrators and the American Arbitration

Association in connection with any arbitration proceeding. Any award or equitable relief granted by the arbitrators may be enforced in accordance with the provisions of Minnesota Statutes. Notwithstanding the foregoing, nothing herein will prevent a party from seeking and obtaining equitable relief from a court of competent jurisdiction pending a final decision of the arbitrators and the proper filing of such decision with such court.

         8.5) Amended Provision. The term "DEBENTURE" or "THIS DEBENTURE" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed or if later amended or supplemented, then, as so amended or supplemented.

         8.6) Assignability. This Debenture shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of Holder, its successors and assigns.

         8.7) Governing Law. This Debenture has been executed in and shall be governed by and construed under the laws of the State of Minnesota, irrespective of such state's choice-of-law principles.

         8.8) Consent to Jurisdiction and Forum Selection. The Company and the Holder agree that all actions or proceedings arising in connection with this Debenture which are not required to be submitted to arbitration shall be venued exclusively in the State and Federal courts located in the County of Hennepin, State of Minnesota. The aforementioned choice of venue is intended to be mandatory and not permissive in nature. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the County of Hennepin, State of Minnesota shall have in personam jurisdiction and venue over each of them.

                                  ATTACHMENT A

                          NOTICE OF INTEREST CONVERSION

To:   Redline Performance Products, Inc.

         The undersigned registered owner of this 6% Convertible Subordinated Debenture due June 30, 2006 ("DEBENTURE") of Redline Performance Products, Inc. (the "COMPANY") hereby irrevocably demands that the Company convert all unpaid and accrued interest under the Debenture into shares of Common Stock on the Conversion Date in accordance with the terms of the Debenture and directs that the shares of Common Stock representing the converted accrued interest be issued and delivered to the undersigned registered holder hereof unless a different name has been indicated below, at the address provided below.

Dated: _________________________

________________________________      Social Security or Taxpayer Identification
Signature                             Number: __________________________________

________________________________
Signature

Complete the information below for registration of shares of Common Stock if to be delivered, other than to and in the name of the registered holder of the Debenture;

________________________________
Name

________________________________
Address

________________________________
Address

________________________________
Social Security or Tax
Identification Number

                                   ASSIGNMENT
    (To Be Executed by the Registered Holder in Order to Transfer Debenture)


FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

______________________________________________________________
(Please print or type name and address including zip code of assignee)

the attached Debenture issued by Redline Performance Products, Inc. (the "COMPANY") and does hereby irrevocably constitute and appoint

______________________________________________________________
Attorney to transfer the said Debenture on the books of the Company, with full power of substitution.

Please insert the address and social security or tax identification number of assignee

________________________________
Address

________________________________
Address

________________________________
Address

________________________________
Social Security or Tax
Identification Number


Dated: _____________, 200__

Signature(s) ___________________

             ___________________

Note: The signature(s) to the Assignment form must correspond to the names(s) as written upon the face of this Debenture in every particular without alteration or any change whatsoever.

                                      EXHIBIT B TO SECURITIES PURCHASE AGREEMENT


                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION OR (ii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

Void After 5:00 p.m. Minneapolis, Minnesota time on [________], 2009

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. ______                                              Shares: ________


         THIS CERTIFIES that, subject to the terms and conditions herein set forth, ________________________, or its registered assigns (the "HOLDER") is entitled to purchase from REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "COMPANY"), at any time or from time to time prior to the time and date set forth above, ____________________________(_______) fully paid and non-assessable shares of common stock of the Company (such class of stock being referred to as the "COMMON STOCK" and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "SHARES"). This warrant ("WARRANT") is being issued in connection with a private placement by the Company of debentures and warrants to purchase Common Stock intended to raise up to approximately $1,500,000, subject to the sale of debentures and warrants to raise up to an additional $500,000.

         This Warrant is subject to the following terms and conditions:

         1.) Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be One and 50/100 Dollars ($1.50). The purchase price of one Share is referred to herein as the "WARRANT PRICE."

         2.) Adjustment of Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares of Common Stock or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced, in each case by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

         (b) Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("SUBSTITUTED PROPERTY") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale.

         3.) No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company.

         4.) Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

         5.) Exercise of Warrant. This Warrant may be exercised by the registered Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check, bank draft or another type of payment acceptable to the Company. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Warrant shall not have been exercised. Upon each exercise of this Warrant the Holder shall exercise this Warrant and purchase the lesser of 500 Shares and the balance of Shares available for issuance under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company will issue the Shares to Holder either in the form of a certificate registered in the name of Holder or by recording such issuance on the Company's electronic stock records, as may be directed by the Company to its transfer agent and registrar, together with cash in lieu of any fraction of a Share, as provided above.

         6.) Compliance with Securities Laws and Other Transfer Restrictions. The Holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "SECURITIES ACT") or applicable state securities laws.

         7.) Restrictive Legend. The Holder agrees that the Company may place one or more restrictive legends on any certificates evidencing the Shares containing substantially the following language:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an exemption from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

         8.) Subdivision of Warrant. At the request of the Holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company at its expense will issue and exchange therefore warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Section shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Securities Act.

         9.) Delay in Exercise. Notwithstanding anything herein to the contrary, the Company shall have the right to delay any exercise for a period of up to one hundred eighty (180) days for the purpose of: (a) ensuring the availability of an exemption under applicable securities laws for the issuance of the Shares to the Holder in light of the transactions by the Company in its securities; and/or
(ii) facilitating a distribution of the Company's securities. In either case, if the Company elects to delay any such exercise, the Company shall inform the Holder, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Warrant Price or the terms of the Warrant and shall not extend the term of any Warrant unless such delay would extend past the expiration date of such Warrant. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

         10.) Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.

         11.) Call Provision. During any period in which the Company is a reporting company under the Securities Exchange Act of 1934, as amended, and the reported closing price of the Company's Common Stock for not less than thirty
(30) consecutive trading days was not less than five (5) times the Warrant Price, the Company shall have the right to call and terminate the Warrant, without paying any additional consideration for the Warrant, and shall deliver written notice to the Holder ("CALL NOTICE") of the effectiveness of the call right. The Holder shall have thirty (30) days from the date of the Call Notice ("CALL PERIOD") during which the Holder may exercise the Warrant. If the Warrant is not exercised during the Call Period, the Holder shall deliver the Warrant to the Company for cancellation. Cancellation of the Warrant shall be effective on the Company's books and records notwithstanding the Holder's failure to deliver the Warrant to the Company for cancellation.

         12.) No Shareholder Rights. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company prior to exercise of this Warrant.

         13.) No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

         14.) Miscellaneous. This Warrant shall be governed by the laws of the State of Minnesota without reference to such state's choice of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.


ISSUED this [___] day of [_____], 2004.

REDLINE PERFORMANCE PRODUCTS, INC.

------------------------------------
Mark A. Payne
President and CFO

                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


Redline Performance Products, Inc.

         The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder ____________ shares of the Common Stock, $.01 par value, of Redline Performance Products, Inc. and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of _________________________________ and be delivered to
_________________________ whose address is: __________________________________.



Dated:                , 20
       ---------------    ----

-----------------------------------
Warrant Holder

-----------------------------------
Signature

-----------------------------------
Name Typed or Printed

-----------------------------------
Residence Address

-----------------------------------
City, State and Zip Code

-----------------------------------
Mailing Address

-----------------------------------
City, State and Zip Code

-----------------------------------
Telephone Number

-----------------------------------
Facsimile Number

-----------------------------------
Tax Identification Number
or Social Security Number

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)


         For value received, the undersigned hereby sells, assigns and transfer unto ____________ ____________________________________ the right represented by the within Warrant to purchase __________ of the shares of common stock, $0.01 par value, of Redline Performance Products, Inc. to which the within Warrant relates, and appoints _______________ attorney to transfer said right on the books of Redline Performance Products, Inc., with full power of substitution in the premises.



Dated:  __________________                 _____________________________________
                                           (Signature must conform in all
                                           respects to the name of holder as
                                           specified on the face of the warrant)



                                           (Address)



                                           (City - State - Zip)



In the presence of:

                                     [FRONT]

[X]   Please mark votes as in this example

                                 REVOCABLE PROXY
                       REDLINE PERFORMANCE PRODUCTS, INC.

ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 10, 2004

      The undersigned hereby appoints Mark A. Payne and Kent H. Harle, and each of them with full power of substitution, as his or her proxies to represent and vote, as designated herein, all of the shares of the common stock of Redline Performance Products, Inc., registered in the name of the undersigned as of the close of business on July 21, 2004, with the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Redline Performance Products, Inc. to be held on September 10, 2004 at [_____________________], at [___] p.m. Minneapolis, Minnesota time (Central Daylight Savings Time) and any adjournment or postponement thereof.

1. Directors Recommend: A vote for election of the following Nominees:

      Kent H. Harle; Mark A. Payne; David G. Mell; Stanley R. Herman; Michael J. Degen; Robert J. Korkowski

                                                                    For All
                                        For        Withhold          Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. Proposal to authorize the issuance of a number of shares of Common Stock in excess of 20% of the number of shares of such stock that are currently outstanding, at a price per share less than the market price as of the date of issuance in order to raise up to $7 million in connection with a financing transaction;

                                      For               Against        Abstain

3. To ratify the appointment of Virchow, Krause & Company, LLP as the Company's Independent Certified Public Accountant for the fiscal year ending March 31, 2005; and

                                      For               Against        Abstain

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

                                      For               Against        Abstain

Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If you sign and return your proxy card in time for it to be voted at the Annual Meeting but do not indicate how your shares are to be voted with respect to a proposal, your shares will be voted FOR such proposal.

Please be sure to sign and date     Date  [__________, 2004]
this Proxy in the box below

____Shareholder sign above____Co-holder (if any) sign above

                                     [BACK]

    Detach above card, sign, date and mail in postage paid envelope provided.

                       REDLINE PERFORMANCE PRODUCTS, INC.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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